UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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[ ]	Soliciting Material Pursuant to §240.14a-12

CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

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1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

March 26, 2019

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of CryoLife, Inc. to be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 15, 2019 at 9:00 a.m., EDT.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we request that you follow the instructions provided on the notice you received by mail and further described herein to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Annual Meeting and vote in person.

If you plan to attend the Annual Meeting, are a stockholder of record, and received our notice by mail, please bring a form of identification to the Annual Meeting. If your shares are not registered in your own name but rather are held in street name and you would like to attend the Annual Meeting, please ask the broker, trust, bank, or other nominee that holds the shares to provide you with evidence of your share ownership and bring it along with your identification to the Annual Meeting.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

CRYOLIFE, INC.  |  2019 Proxy Statement

1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 15, 2019, at 9:00 a.m., EDT, for the following purposes:

1.	To elect as directors the nine nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.
2.	To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.
3.	To approve certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc. to clarify Company authority under Florida law and update language related to preferred stock and statutory references.
4.	To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.
5.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 6, 2019, will be eligible to vote at the Annual Meeting. Your attendance at the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the notice you received by mail to execute your vote by internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 15, 2019. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials, including the Proxy Statement and our 2019 Annual Report to Stockholders, on the internet at http://www.astproxyportal.com/ast/01609 and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY
Corporate Secretary

Date: March 26, 2019

An electronic copy of CryoLife’s 2019 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, containing financial statements, is available via the proxy information website provided on your proxy notice.

CRYOLIFE, INC.  |  2019 Proxy Statement

CRYOLIFE, INC.  |  2019 Proxy Statement

1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 6, 2019, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our,” or “us”) for CryoLife’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 15, 2019, at 9:00 a.m., EDT. The Annual Meeting will be held in the auditorium at the CryoLife Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed paper proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. We are making our proxy materials available to stockholders beginning on March 26, 2019.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?	You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of March 6, 2019. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at such Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.
At the close of business on the record date, CryoLife had outstanding a total of 37,102,583 shares of common stock, excluding a total of 1,484,017 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.
Who is entitled to attend and vote at the Annual Meeting?	Only holders of record of shares of our common stock at the close of business on March 6, 2019, are entitled to notice of, to attend, and to vote at the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.
How many shares must be present or represented to conduct business at the Annual Meeting (that is, what constitutes a quorum)?	The presence at the Annual Meeting, in person or represented by proxy, of at least a majority of the shares outstanding and entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented at the Annual Meeting in person or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an employee of CryoLife’s transfer agent, shall determine the eligibility of persons present at the Annual Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists at the Annual Meeting.

CRYOLIFE, INC.  |  2019 Proxy Statement

What items of business will be voted on at the Annual Meeting?

The items of business to be voted on at the Annual Meeting are as follows:

1.      To elect as directors the nine nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.     To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.     To approve certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc. to clarify Company authority under Florida law and update language related to preferred stock and statutory references.

4.     To ratify the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

5.     To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented at the Annual Meeting?	Other than the matters set forth in items 1 – 5 above, management is not aware of any other matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) on the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.
How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval of certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc., and FOR the ratification of the approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.
What shares can I vote at the Annual Meeting?	You may vote shares you owned as of March 6, 2019, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

CRYOLIFE, INC.  |  2019 Proxy Statement

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee you may also vote in person at the Annual Meeting, but only after you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Annual Meeting by:

Voting by Mail. You may vote by filling out and returning your proxy card (if you are a stockholder of record), or by filling out and retuning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Annual Meeting by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by Internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval of certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc., and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

CRYOLIFE, INC.  |  2019 Proxy Statement

How can I vote my shares in person at the Annual Meeting?	After providing proof of identification, shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee, or nominee you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee, or nominee or other similar evidence of ownership. Check-in will begin at 8:30 a.m., EDT. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you decide later not to attend the Annual Meeting.
Can I change my vote or revoke my proxy?	If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process. Note, internet and telephone voting is available only until 11:59 p.m., EDT, the day before the Annual Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
What do I need to attend the Annual Meeting?	Attendance at the Annual Meeting will be limited to our stockholders as of March 6, 2019, the record date, their authorized proxy holders, and guests of CryoLife. If you are a stockholder of record and plan to attend the Annual Meeting, please bring a form of identification with you to the Annual Meeting. If you are a beneficial owner and you plan to attend the Annual Meeting, please be sure to bring proof of ownership, such as a bank or brokerage account statement, as well as a form of identification with you to the Annual Meeting.
Is my vote confidential?	Electronic votes, proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.
How are votes counted and what vote is required to approve each item?	Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered at the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

CRYOLIFE, INC.  |  2019 Proxy Statement

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.
The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.
The proposal to approve certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc. will pass if the majority of shares present in person or by proxy vote are cast to approve the proposal. Abstentions and Broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the proposal to approve certain amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc. will not have discretionary voting authority with respect to this matter; therefore, if you are a beneficial owner and you do not provide your broker with instructions, a broker non-vote will result.
The votes cast for the ratification of the approval of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter.
There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.
What happens if the Annual Meeting is adjourned?	Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed and notice distributed of the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.
What should I do in the event that I receive more than one set of proxy materials?	You may receive more than one notice mailing or, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please execute votes for each communication to ensure that all your shares are voted.

CRYOLIFE, INC.  |  2019 Proxy Statement

Who is soliciting my vote and who will bear the costs of this solicitation?	The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, officers, or other employees for soliciting proxies.
Where can I find the voting results of the Annual Meeting?	We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.
What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by CryoLife by November 27, 2019, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2020 without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business in the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2020 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 16, 2020, but no earlier than January 16, 2020, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2020 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

CRYOLIFE, INC.  |  2019 Proxy Statement

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected at the Annual Meeting to be held on May 15, 2019, will hold office until the next annual meeting, until their successors are duly qualified, or until their earlier death, resignation, or removal.

Director Nominees

Each of the nominees is currently a director of CryoLife. Should any nominee for the office of director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of CryoLife, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person, and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 6, 2019, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer, and Chairman of the Board, none of the nominees holds any other position or office with CryoLife.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of CryoLife Stock(7) (%)
Thomas F. Ackerman	2003	64	103,987(2)	*
Daniel J. Bevevino	2003	59	103,987(2)	*
Marna P. Borgstrom	2018	65	3,456(3)	*
James W. Bullock	2016	62	12,904(2)	*
Jeffrey H. Burbank	2017	56	8,164(2)	*
J. Patrick Mackin	2014	52	517,019(4)	1.4
Ronald D. McCall	1984	82	153,699(5)	*
Harvey Morgan	2008	77	81,237(6)	*
Jon W. Salveson	2012	54	83,987(2)	*

*	Ownership represents less than 1% of the outstanding shares of CryoLife common stock.
(1)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(2)	Includes 4,638 shares of unvested restricted stock.
(3)	Includes 3,456 shares of unvested restricted stock.
(4)	Includes 214,163 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 75,251 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 6, 2019. This amount does not include 50,315 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.
(5)	Includes 16,000 shares of common stock held by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 4,638 shares of unvested restricted stock.
(6)	Includes 38,298 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 4,638 shares of unvested restricted stock.
(7)	There were 37,102,583 outstanding shares of CryoLife common stock as of the proxy record date.

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of CryoLife since December 2003. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories International, Inc. (NYSE: CRL) (“Charles River Laboratories”), a position he held since August 2015. Until February 2017, Mr. Ackerman served as a consultant to Charles River Laboratories. Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. From 2005 to 2015, he served as Executive Vice President and Chief Financial Officer, from 1999 to 2005, he served as Senior Vice President and Chief Financial Officer, and from 1996 to 1999, he served as Vice President and Chief Financial Officer of Charles River Laboratories, where he was employed since 1988. Mr. Ackerman is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a Certified Public Accountant in 1979 (his license is currently inactive).

CRYOLIFE, INC.  |  2019 Proxy Statement

The Board of Directors has determined that Mr. Ackerman should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of CryoLife since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc., a company that developed, manufactured and marketed medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders. He was employed by Respironics beginning in 1988. In March 2008, Respironics was acquired by Royal Philips Electronics (NYSE: PHG)(“Philips”), whose businesses include a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the private companies for which he provides services. He began his career as a Certified Public Accountant with Ernst & Young (his license is currently inactive). Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

Marna P. Borgstrom has served as a director of CryoLife since June 2018 and was recommended by a third party search firm. Since 2005, Ms. Borgstrom has been President, Chief Executive Officer, and a board member of the Yale New Haven Health System, an integrated health care delivery system that operates in Connecticut, western Rhode Island, and Westchester County, New York. Additionally, Ms. Borgstrom currently serves on several nationally recognized boards including Vizient, Inc., a privately held, member-driven health care performance improvement company, the Coalition to Protect America's Healthcare, and the Healthcare Institute. Ms. Borgstrom received her Bachelor of Arts from Stanford University and Masters in Public Health from Yale University.

The Board of Directors has determined that Ms. Borgstrom should serve as a director of CryoLife because of her extensive experience, coupled with her knowledge of and recognition within the healthcare industry.

James W. Bullock has served as a director of CryoLife since October 2016. Mr. Bullock previously served as the President and Chief Executive Officer of Zyga Technology, Inc. (“Zyga Technology”), a privately-held medical device company focused on products that treat conditions of the lumbar spine, until January 2018, when RTI Surgical, Inc. (NASDAQ: RTIX) acquired Zyga Technology. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. Atritech was a privately-held cardiovascular manufacturing company that was acquired by Boston Scientific (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer and was a member of the board of directors of Endocardial Solutions, Inc.(NASDAQ: ECSI), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was itself acquired by Abbott Laboratories (NYSE: ABT). He also served in that position at Stuart Medical, Inc., and began his career working in a variety of sales and marketing leadership positions at Baxter Healthcare, Inc. (NYSE: BAX), and American Hospital Supply Corporation. In addition to his service on the board of Endocardial Solutions, Inc., Mr. Bullock has also served on the boards of directors of several private companies. Currently, in addition to CryoLife’s Board of Directors, Mr. Bullock also serves as Chairman of the board of directors of Stimdia, Inc., a privately-held company that is conducting research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock also serves as a director for Surgical Information Science, Inc., a private health company, and CardioNxt, Inc, a private health company. Mr. Bullock received a B.S. in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry, particularly in the area of company growth.

Jeffrey H. Burbank has served as a director of CryoLife since October 2017. Mr. Burbank is the Chief Technology Officer at Fresenius Medical Care North America, a division of Fresenius Medical Care (NYSE: FMS), the world’s largest provider of products and services for individuals with renal diseases. Prior to that, Mr. Burbank served as Chief Executive Officer and a member of the board of directors of NxStage Medical, Inc. (NASDAQ: NXTM) (“NxStage Medical”), a leading medical technology company, positions he held since he founded NxStage Medical in 1998, until Fresenius Medical Care completed its acquisition of NxStage Medical in February 2019. Mr. Burbank has over 30 years of management experience with companies developing, marketing, and manufacturing products for end-stage renal disease patients. Prior to founding NxStage Medical, Mr. Burbank was a co-founder of Vasca, Inc., a company that provided innovative implantable access devices, where he was the President and Chief Executive Officer, as well as Chairman of the Board. During his career he has been an inventor on over 50 U.S. patents for medical devices. Mr. Burbank received a B.S. in Industrial Engineering from Lehigh University.

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The Board of Directors has determined that Mr. Burbank should serve as a director of CryoLife because of his business acumen and substantial global experience in the medical device industry.

J. Patrick Mackin was named President and Chief Executive Officer of CryoLife in September 2014. He was appointed to the CryoLife Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 25 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the then largest operating division of Medtronic, Inc. (NYSE: MDT)(“Medtronic”), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc., serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Inc., Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF), a fiber optic sensors manufacturer, since 2016. Mr. Mackin has served as a director of Wright Medical Group N.V. (NASDAQ: WMGI), a global medical device company focused on extremities and biologics, since July 2018. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of CryoLife because of his business acumen and substantial global experience in the medical device industry. In addition, the Board of Directors believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board of Directors.

Ronald D. McCall has served as a director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board of Directors has determined that Mr. McCall should serve as a director of CryoLife because of his legal training and experience. Also, the Board of Directors believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the Company.

Harvey Morgan has served as a director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements, and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also served on the Board of Directors of Family Dollar Stores, Inc. (NYSE: FDO), a leading operator of discount variety stores, which was acquired by Dollar Tree Inc. (NASDAQ: DLTR) in 2014, and Cybex International, Inc. (NASDAQ: CYBI), a leading manufacturer of premium exercise equipment. Mr. Morgan received his undergraduate degree from the University of North Carolina at Chapel Hill and an MBA from the Harvard Business School.

The Board of Directors has determined that Mr. Morgan should serve as a director of CryoLife because of his past business experience, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray Companies (NYSE: PJC)(“Piper Jaffray”), a U.S. investment bank and asset management firm. He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004 and has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson also serves on the Board of Directors of CHF Solutions, Inc. (NASDAQ: CHFS), an early-stage medical device company, and Asklepios Biopharmaceuticals, Inc., a private company specializing in gene therapy technologies. Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of CryoLife because of his broad experience in the healthcare industry and the medical technology sector, and, particularly, his extensive experience in strategic advisory roles for healthcare companies in hundreds of transactions.

CRYOLIFE, INC.  |  2019 Proxy Statement

Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE nine NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to serve the interests of the Company and the Company’s stockholders in a manner that is consistent with its fiduciary duties and the Company’s mission and core values. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound, and represent best practices. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in March 2019, and based on the information available to it, the Board of Directors determined that none of Ms. Borgstrom or Messrs. Ackerman, Bevevino, Bullock, Burbank, McCall, Morgan, or Salveson, or Dr. Ronald C. Elkins, who served as a director until his retirement in May 2018, has or had a material relationship with CryoLife, and that each qualified as independent directors under NYSE Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Company Standards, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and at least two members of the Compensation Committee must be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors relevant to determining whether such director has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by us to the director and (ii) whether such director is affiliated with us, one of our subsidiaries, or an affiliate of one of our subsidiaries.

In addition to qualifying as “independent” within the meaning of Section 303.A02 of the NYSE Listing Standards, each member of the Audit Committee must also meet the criteria of Section 303.A06 and Rule 10A-3 promulgated under the Exchange Act.

Until February 2017, Mr. Ackerman served as a Consultant to Charles River Laboratories. Prior to that date, Mr. Ackerman held various positions at Charles River Laboratories, including most recently, as Senior Financial Advisor. CryoLife has made purchases from Charles River Laboratories relating to supplies, including supplies for certain of its clinical trials, in each of the last several years, although the amount spent in recent years does not meet the threshold for a related party transaction as discussed below, and anticipates doing so in the current year. CryoLife’s purchases from Charles River Laboratories were made on an arm’s-length basis. The amount of these purchases falls within the categorical standards for commercial relationships that are deemed not material and would not impair a director’s independence. The Board of Directors understood that Mr. Ackerman’s compensation from Charles River Laboratories was in no way impacted by the size or amount of the business transacted between the two companies. The Board of Directors determined that Mr. Ackerman’s relationship with Charles River Laboratories is not a material relationship that could impair his independence as a director as of CryoLife.

Since 2005, Ms. Borgstrom has served as the CEO of Yale New Haven Health. Prior to that date, Ms. Borgstrom held various senior leadership positions at Yale New Haven Health. In 2018, Yale New Haven Health paid CryoLife $326,732 for tissue preservation services and BioGlue and On-X products provided by CryoLife, and we expect this relationship to continue. These purchases were made on an arm’s-length bases. The Board of Directors considered this relationship and determined that Ms. Borgstrom’s relationship with Yale New Haven Health is not a material relationship that could impair her independence as a director of CryoLife.

Dr. Elkins is a former Chief of the Section of Thoracic and Cardiovascular Surgery at the University of Oklahoma Health Services Center and is a Professor Emeritus of the Center. In 2018, the Center paid CryoLife $54,989 for tissue preservation services and BioGlue and On-X products provided by CryoLife. Dr. Elkins’ son, Charles Craig Elkins, M.D., is a cardiac surgeon who has implanted CryoLife preserved cardiac tissues at Integris Baptist Medical Center in Oklahoma City. Integris Health, including Integris Baptist Medical Center, paid CryoLife $692,108 for tissue preservation services and BioGlue and On-X products in 2018, and we expect this relationship to continue. These purchases were made on an arm’s-length basis. The Board of Directors considered these relationships and determined that they are not material relationships that would have impaired Dr. Elkins’s independence.

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The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, search firms, legal counsel, and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. Also, the Board of Directors believes that Mr. Mackin is well-suited to fill his management and Board of Directors roles and that the Board of Directors benefits from his serving in these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Presiding Director, a position held by an independent director. Mr. McCall assumed the role of Presiding Director in December 2005. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors. Mr. McCall also serves as liaison between Mr. Mackin and the independent directors, approves meeting agendas and schedules to insure there is sufficient time for discussion of all agenda items, approves certain information sent to the Board, has the authority to call meetings of the independent directors, and can, if requested by major stockholders, consult with them directly.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, and operational risks. In its risk oversight role, the Board of Directors reviews periodically the Company’s strategic plan, as well as an assessment of potential material risks facing the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management.

In particular, the Compensation Committee is responsible for ensuring that our compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. The Audit Committee is primarily responsible for, in coordination with our independent registered public accounting firm, oversight of our internal controls, operation of our internal audit, and various financial and compliance functions. The Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained and that the Board of Directors is comprised of qualified directors. The Compliance Committee is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, the Compliance Committee also assists in oversight of our compliance with certain laws and regulations, such as the Foreign Corrupt Practices Act, and such policies as our Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders and Attendance

During 2018, each director attended, either in person or by telephone, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which s/he served. In general, members of the Board of Directors become members of committees immediately following the Annual Meeting of Stockholders.

The Board of Directors held ten meetings during 2018. All of the then-current members of the Board of Directors attended the 2018 Annual Meeting of Stockholders. The Company does not have a policy requiring directors to attend the annual meeting, but attendance is encouraged.

Standing Committees of the Board of Directors; Committee Assignments

During 2018, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Compliance Committee. In 2018, the Audit Committee met fourteen times, the Compensation Committee met fifteen times, the Corporate Governance Committee met eight times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly one time, and the Audit Committee and the Compliance Committee met jointly one time. These committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement:

CRYOLIFE, INC.  |  2019 Proxy Statement

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	√	√
Daniel J. Bevevino	√	Chair
Marna P. Borgstrom				√
James W. Bullock			√	√
Jeffrey H. Burbank			√
Ronald D. McCall, Presiding Director		√	Chair
Harvey Morgan	Chair			√
Jon W. Salveson			√	Chair

Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Morgan, Chair, Mr. Ackerman, and Mr. Bevevino, each of whom served on the Audit Committee for all of 2018. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated by the Securities and Exchange Commission (the “SEC”).

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees, and must review and approve, all significant related party transactions. See Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties beginning on page 16; see also the Report of the Audit Committee on page 20.

The Audit Committee reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee also reviews various Company policies, including those relating to accounting practices and internal control systems of CryoLife. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of three non-employee directors: Mr. Bevevino, Chair, Mr. Ackerman, and Mr. McCall, each of whom served on the Compensation Committee for all of 2018. Until February 2018, Dr. Elkins was Compensation Committee chair, and he remained a member of the Compensation Committee until his retirement in May 2018. Each member of the Compensation Committee meets, or met, the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards, is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and is a disinterested director within the meaning of Section 162(m) of the Internal Revenue Code of 1986. Pursuant to the Compensation Committee charter, the Compensation Committee is responsible for reviewing with the Company CEO, the performance of officers and setting the annual compensation for all officers, including the salary and the compensation package of officers. The Compensation Committee also oversees the issuance of stock options, restricted stock awards, restricted stock units, performance stock units, and other stock rights and cash incentives under CryoLife’s stock and incentive plans. In conjunction with the Corporate Governance Committee and Board of Directors, the Compensation Committee approves severance arrangements for the CEO and other officers. The Compensation Committee reviews and approves the performance metrics upon which a portion of the compensation of CryoLife’s CEO and other officers is based, and together with the Corporate Governance Committee, annually reviews the CEO’s objectives and performance, recommends changes thereto, and sets the CEO’s compensation package. See Compensation Discussion and Analysis on page 22 for information concerning the Compensation Committee’s role, processes, and activities in overseeing executive compensation.

CRYOLIFE, INC.  |  2019 Proxy Statement

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consulting firm that may assist it in its decisions.

Corporate Governance Committee — The Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of four non-employee directors: Mr. McCall, Chair, Mr. Bullock, Mr. Burbank, and Mr. Salveson, each of whom served on the Corporate Governance Committee for all of 2018. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The Corporate Governance Committee recommends potential candidates for the Board of Directors and oversees the annual self-evaluations of the Board of Directors and its committees. The Corporate Governance Committee is also responsible for overseeing succession planning for the Board and officers, including the CEO. Each year the Corporate Governance Committee, together with the Compensation Committee, evaluates the performance of CryoLife’s CEO and sets his compensation. The Corporate Governance Committee also recommends to the Board of Directors how the other committees of the Board of Directors should be structured and which non-employee directors should be members of those committees. The Corporate Governance Committee also reviews and makes recommendations to the Board of Directors regarding the development of, and compliance with, the Company’s corporate governance guidelines and other governance policies, procedures, and practices.

Compliance Committee — The Compliance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compliance Committee currently consists of four non-employee directors: Mr. Salveson, Chair, Mr. Bullock, Mr. Morgan, and Ms. Borgstrom. Messrs. Salveson, Bullock, and Morgan each served on the Compliance Committee for all of 2018. Ms. Borgstrom was appointed to the committee in July 2018. Dr. Elkins was a member of the Compliance Committee until his retirement in May 2018. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent. Among other things, the Compliance Committee assists the Company in its oversight of CryoLife’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance, and general healthcare compliance such as the Anti-Kickback Statute. The Compliance Committee also receives periodic reports from the Company’s senior management regarding quality and regulatory systems and provides input into certain internal regulatory affairs and quality assurance and healthcare compliance policies. Finally, pursuant to its charter, the Compliance Committee, jointly with the Audit Committee, assists in the oversight of compliance with certain policies and procedures such as the Company’s Code of Conduct and our policy with respect to the Foreign Corrupt Practices Act.

Procedures for Stockholders Who Wish to Submit Recommendations to the Board of Directors

Stockholders may recommend potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees recommended by stockholders that it gives to individuals whose names are submitted by management or non-employee directors, provided such recommendations from stockholders are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When considering a potential candidate, the Corporate Governance Committee considers, among other things, demonstrated character, judgment, relevant business, functional, and industry experience, degree of intellectual and business acumen, and, when contemplating overall board diversity, ethnic background and gender. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Corporate Governance Committee believe that it is important that the members of the Board of Directors represent diverse viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves a series of internal discussions, review of information concerning candidates, and interviews of selected candidates. From time to time, we have also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

The Corporate Governance Committee has not received any recommended director nominees for election at the 2019 Annual Meeting from any CryoLife stockholder or group of stockholders beneficially owning in excess of 5% of CryoLife’s outstanding common stock. Stockholders may communicate with the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and its Committees on page 17.

CRYOLIFE, INC.  |  2019 Proxy Statement

The current policy of the Board of Directors requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to resign.

Current policy of the Board of Directors also limits the number of other public company boards on which CryoLife’s directors may serve. Non-employee directors may serve on no more than three public company boards in addition to service on the Company’s Board of Directors, and the CEO’s service on the board of any other organization is restricted by his employment agreement with the Company and is subject to prior approval by the Board of Directors.

CryoLife, Inc. Code of Conduct

CryoLife has established a Code of Conduct that clarifies the Company’s standards of conduct in potentially sensitive situations; makes clear that CryoLife expects all employees, officers, and non-employee directors to abide by applicable legal and regulatory requirements and to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller, and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that CryoLife amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or Assistant Controller, the Company will disclose that information on the Company’s website at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct.

Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties

The Board of Directors has adopted policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and, any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for submitting to the Audit Committee for its advance review and approval any related party transaction, other than on-going transactions, into which we propose to enter. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next regularly scheduled Audit Committee meeting, she will submit the related party transaction for approval or ratification to the Chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chair will report any action he has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting and seek ratification of such approval. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as reasonably practicable. If the Audit Committee does not ratify the transaction, the Audit Committee will direct management as to what action it proposes management take regarding the transaction.

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When considering a related party transaction, the Audit Committee will examine all factors it deems relevant. The Audit Committee, or the Chair, will approve only those transactions that they have determined in good faith are in, or are not inconsistent with, the best interests of CryoLife and its stockholders.

The Corporate Secretary may delegate her duties under the policy to another officer of CryoLife if she gives notice of the delegation to the Audit Committee at a regularly scheduled Audit Committee meeting.

Review of Ongoing Transactions

At a meeting of the Audit Committee in the first quarter of each fiscal year, the Audit Committee reviews all related party transactions that are ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, the Audit Committee will determine whether it is, or is not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify, or terminate the on-going related party transaction. Review of 2018 ongoing related party transactions is located at Director Independence beginning on page 12.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or served during fiscal 2018, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2018, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate with the Board of Directors, the Presiding Director, the non-employee directors as a group, committee chairs, committees, and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising or inappropriate material. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Corporate Governance, and Compliance Committees, as well as the Company’s Corporate Governance Guidelines and Code of Conduct, on the CryoLife website at http://investors.cryolife.com/corporate-governance/governance-highlights.

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate other CryoLife filings, including this Proxy Statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

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DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Annual Retainer and Committee Chair Fees

Each of the non-employee directors of CryoLife receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as the Chair of the committees of the Board of Directors, and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a prorated monthly basis. Currently, the Presiding Director is also the Chair of the Corporate Governance Committee, and he does not receive any additional compensation for his position as Chair of that committee.

2018 Board of Director Retainers
Annual Board Service	$45,000
Presiding Director(1)	$25,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$20,000	$10,000
Compensation	$15,000	$7,500
Corporate Governance	$10,000	$5,000
Compliance	$10,000	$5,000

(1)	In addition to annual board service retainer.
(2)	Includes committee membership retainer.

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the annual meeting of stockholders. With respect to 2018 grants, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved a grant value of $125,000 per non-employee director and in May 2018, the Company granted 4,638 shares of restricted stock to each of the non-employee directors at the time of the grant, which will vest on May 24, 2019. In August 2018, Ms. Borgstrom was granted 3,456 shares of restricted stock, pro-rated for her service from July 2018 to May 2019, which will vest on August 9, 2019. The size and terms of the grants are subject to periodic re-evaluation jointly by the Compensation Committee and the Corporate Governance Committee. All equity grants to non-employee directors in 2018 were made pursuant to the CryoLife, Inc. Equity and Cash Incentive Plan (the “ECIP”). The non-employee director will forfeit any unvested portion of the award if he ceases to serve as a director, other than for specific reasons under certain circumstances as described within the ECIP.

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Fiscal 2018 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2018, for each person who was a member of our Board of Directors in 2018, other than J. Patrick Mackin:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
(a)	(b)	(c)	(d)
Thomas F. Ackerman	58,333	124,994	183,327
Daniel J. Bevevino	64,792	124,994	189,786
Marna P. Borgstrom	25,000	114,566	139,566
James W. Bullock	51,875	124,994	176,869
Jeffrey H. Burbank	47,396	124,994	172,390
Ronald C. Elkins, M.D.(3)	17,083	-	17,083
Ronald D. McCall	67,917	124,994	192,911
Harvey Morgan	65,312	124,994	190,306
Jon W. Salveson	56,354	124,994	181,348

(1)	Amounts shown include annual board service retainer, committee Chair and committee membership retainers, and, for Mr. McCall, a Presiding Director retainer, earned by our non-employee directors during 2018.
(2)	The amount shown represents the aggregate grant date fair value of the 4,638 restricted shares granted to each of the non-employee directors, as calculated in accordance with FASB ASC Topic 718. We issued the awards on May 24, 2018, and we valued them at $26.95 per share, which was the closing price on the grant date. Ms. Borgstrom was issued 3,456 shares on August 9, 2018, valued at $33.15 per share, which was the closing price on the grant date. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2018, for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on May 24, 2019, and for Ms. Borgstrom, August 9, 2019; accordingly, these shares remained subject to vesting restrictions as of December 31, 2018.
(3)	Dr. Elkins retired from the CryoLife, Inc. Board of Directors in May 2018 and did not stand for re-election at the 2018 Annual Meeting.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2018 for his services as a director of the Company. His compensation as an executive officer of the Company is detailed in the Summary Compensation Table on page 37.

Director Stock Ownership Requirements

In November 2015, the Corporate Governance Committee approved a change to the non-employee director stock ownership requirements to five times the then current annual board service retainer for non-employee directors. All non-employee directors currently satisfy this standard, except Ms. Borgstrom, who only became a director in July 2018. The Compensation and Corporate Governance Committees evaluate stock ownership requirements for non-employee directors on an annual basis.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that all audit committee members be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2018 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2018, management completed the documentation, testing, and evaluation of CryoLife’s system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal controls over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2018, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2018 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal controls over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to CryoLife’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2019.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls, and the overall quality of CryoLife’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any material misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission. The Audit Committee has approved Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2019.

Audit Committee

HARVEY MORGAN, CHAIR

THOMAS F. ACKERMAN

DANIEL J. BEVEVINO

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

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PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders an opportunity to express their approval or disapproval to the Company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, retain, motivate, and reward executive talent that is capable of, and appropriately incented to, deliver on CryoLife’s short and long-term growth and other strategic objectives and on CryoLife’s commitments to its stockholders, in particular, long-term value creation. We believe that the form and amount of compensation we provide our current named executive officers appropriately reflects their extensive management experience, continued high performance, and exceptional service to CryoLife and our stockholders.

We invite you to consider the details of our executive compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive compensation and other matters related to the Company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns, and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a say on pay proposal annually. The annual frequency of this disclosure and approval was the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting and was supported by more than 77% of the stockholder votes.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives, and features of our executive compensation program as applied to our chief executive officer and the other executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “named executive officers”). For 2018, our named executive officers were:

•	J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors
•	D. Ashley Lee	Executive Vice President, Chief Operating Officer, and Chief Financial Officer
•	Jean F. Holloway	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary
•	James M. McDermid	Senior Vice President, Chief Human Resources Officer
•	John E. Davis	Senior Vice President, Global Sales and Marketing

EXECUTIVE SUMMARY

The Compensation Committee, referred to hereafter as the “Committee,” generally considers and approves executive compensation each year at a meeting held in the first quarter of the fiscal year. These compensation decisions take into account a variety of information and analyses, including alignment of compensation vehicles with the Committee’s compensation philosophy, prior-year Company and individual executive performance, current-year performance expectations, any changes in roles and responsibilities, and competitive market data provided by the Committee’s independent compensation consultant and by management.

2017 Say on Pay Vote and 2018 Program Decisions

At CryoLife’s Annual Meeting of stockholders on May 17, 2017, over 81% of the stockholder votes cast were in favor of our named executive officers’ 2016 compensation. This advisory vote indicated strong stockholder support for the executive compensation program.

The Committee considered these 2017 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to the 2017 Annual Meeting. Based in part on this consideration, together with the individual executive’s performance and the Company’s actual and expected performance, as well as competitive market data provided by the Committee’s independent compensation consultant and by management, and after also considering recommendations from its independent compensation consultant and from management, the Committee decided not to make significant changes to the executive compensation programs for 2018. The Committee also worked within the parameters of the ECIP when making compensation decisions for 2018. The following is a summary of the Committee’s significant decisions regarding named executive officer compensation for 2018:

•	Named executive officers received 2018 base salary increases from 3.1% to 5%, based on considerations such as personal performance, Company performance, and market positioning;

•	The types of equity vehicles (stock options, restricted stock awards, and performance stock units) used for officer long-term incentive awards and the equal allocation among the equity vehicles based on estimated grant date fair value remained the same from 2017 to 2018;

•	The Committee increased the total target value of equity vehicles from 2017 to 2018 to reflect Company performance and changed market positioning with its increase in size, global scope, and business complexity following the acquisition of JOTEC AG in December 2017, with some officers receiving further increases in total value beyond the 2018 target to reflect high personal performance in 2017. Target total equity values were increased from 2017 to 2018 as follows: Mr. Mackin’s was increased from $1,400,000 to $1,950,000; Mr. Lee’s was increased from $410,000 to $500,000; and Ms. Holloway’s and Messrs. McDermid’s and Davis’s were increased from $245,000 to $400,000. As a reward for exceptional personal performance in 2017, Mr. Lee received a further increase of 10% above the new 2018 target for his position, making his 2018 target total equity value $550,000, and Ms. Holloway received a further increase of 20% above the new 2018 target for her position, making her 2018 target total equity value $480,000;

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•	The performance stock unit awards’ design metrics changed to 100% of payout based on performance to target adjusted EBITDA from those used in 2017, which were 80% of payout based on performance to target adjusted EBITDA, 10% of payout based on performance to target adjusted inventory levels, and 10% of payout based on performance to target accounts receivable – days sales outstanding;

•	The cash bonus awards’ design metrics remained the same as in 2017 – 40% of payout based on performance to target revenue, 40% of payout based on performance to target adjusted income, and 20% of payout based on individual executive performance; and,

•	The Committee increased the total target value of cash bonuses from 2017 to 2018 where appropriate to reflect Company performance and changed market positioning with its increase in size, global scope, and increased business complexity. Target total cash bonus values were increased from 2017 to 2018 as follows: Mr. Mackin’s was increased from 85% to 100% of his base salary and Mr. McDermid’s and Ms. Holloway’s were increased from 45% to 50% of their respective base salaries. Mr. Lee’s and Mr. Davis’s were unchanged, remaining at 60% and 50% of their respective base salaries, respectively.

Pay-for-Performance Alignment

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executives are aligned with those of its stockholders by strongly linking executive compensation with Company and personal performance at levels such that officers are incented to drive long-term value creation. The key pay-for-performance aspects of the executive compensation program are described below:

•	50% or more of each named executive officer’s target total direct compensation is in the form of variable pay opportunities tied to individual and/or Company performance in order to drive stockholder value creation;

•	Targets for short-term incentive opportunities are set at challenging levels designed to encourage business growth;

•	Short-term incentive opportunities are tied significantly to revenue and adjusted net income performance, as defined below, both of which emphasize factors over which management is expected to have substantial control and which are intended to incentivize management to achieve Company performance that will further our strategic business plan and ultimately deliver value to our stockholders;

•	Annual long-term incentive opportunities are equity-based and include stock options, which only provide value to executives if the stock price increases beyond the grant date price, and performance stock units, which are earned if specified results for adjusted EBITDA, as defined below, are attained, incentivizing performance that furthers our strategic goals, which drives stockholder value;

•	Named executive officers are subject to minimum stock ownership requirements to ensure alignment between executives and stockholders and to encourage a long-term view of performance; and,

•	Our clawback policy, described further below, is designed to mitigate the likelihood that executive officers unjustly benefit from significant mistakes or misstatements our financial statements.

As described in this Proxy Statement, in 2018 the executive compensation program effectively delivered pay-for-performance, as follows:

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•	Our 2018 revenue and adjusted net income results were 101.5% and 90.6%, respectively, of target performance, which resulted in annual bonus payouts of 112.2% and 75%, respectively, of target award levels under those components of the bonus program; and,

•	Our 2018 adjusted EBITDA performance payout was at 91.5% of target payout. This resulted in performance stock units being fixed at approximately 80% of the target award level.

Throughout this Proxy Statement, we refer to revenue, adjusted net income, and adjusted EBITDA. Adjusted net income and adjusted EBITDA reflect adjustments to similar measures reported under U.S. GAAP. Appendix A to this Proxy Statement provides certain required information regarding these non-GAAP measures, including a reconciliation to our audited U.S. GAAP financial statement measures for 2018, as presented in our 2018 Form 10-K filed on February 26, 2019.

ROLES AND RESPONSIBILTIES

Compensation Committee

The Committee determines and approves the compensation of CryoLife’s officers, including the named executive officers. The Committee is supported by the CEO, executive management, and an independent compensation consultant, who attends Committee meetings when invited and provides input and information as requested by the Committee. The Committee regularly meets in executive session without the CEO or any members of management present. For 2018 the Committee made compensation decisions based on its own considerations and analyses, as well as recommendations from management and its independent compensation consultant. Our CEO does not make recommendations to the Compensation or Corporate Governance Committees or participate in Compensation or Corporate Governance Committee or Board meetings regarding his own compensation, except to discuss his own compensation with those Committees or the Board during his annual performance review.

Independent Compensation Consultant

The Committee has the authority to engage independent consultants, including independent compensation consultants, to assist with its responsibilities. With respect to general executive compensation decisions made during fiscal 2018 and regarding 2018 compensation, the Committee retained Willis Towers Watson & Co. (“Willis Towers Watson”) as its primary independent compensation consultant for general executive compensation matters. The independent compensation consultant reports directly to the Committee, is directed by the Committee, and provides only those services authorized by the Committee; it provides no other services to CryoLife. The independent compensation consultant generally performs an annual review of officer and non-employee director compensation, analyzes the relationship between officer, including our CEO, pay and Company performance, compares officer and non-employee director compensation against such compensation provided by appropriate comparator companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee, and attends Committee meetings when invited. In February 2018, and again in February 2019, the Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC and NYSE rules and concluded that Willis Tower Watson was independent and its work for the Committee did not raise any conflict of interest concerns.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee’s compensation philosophy is to attract, retain, motivate, and reward executive talent that has the capability to, and is appropriately incented to, deliver on the Company’s short and long-term growth and other strategic objectives and on the Company’s commitments to its stockholders, in particular long-term value creation. To that end, the Company has designed the compensation program to align with corporate strategy and short-term and long-term objectives, achieve market competitiveness, emphasize pay for performance, align with stockholder interests, balance the interests of key stakeholders, and recognize the unique attributes specific to CryoLife and its executive team. Each primary component of compensation is intended to accomplish one or more of these objectives, as summarized in the following chart:

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Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract, retain, motivate, and reward experienced and capable executive talent.	Cash	Salary adjustments are based on individual executive performance, competitive market positioning, internal pay equity, and other factors; in addition, Company performance impacts the decision of whether or not any salary adjustments are made.
Short-Term Incentive	Encourage and reward both individual achievement of performance objectives and aggregate Company performance against short-term financial and operating goals, maintain market competitiveness for top executive talent, and recognize the unique attributes an executive brings to the Company.	Cash	Short-term incentive payouts are 100% performance-based, with 40% tied to revenue, 40% tied to adjusted net income, and 20% tied to individual executive performance.
Long-Term Incentive

Encourage and reward long-term stockholder value creation, retain highly capable executive talent, and facilitate long-term stock ownership among our executive team to further align executive and stockholder interests.

		Performance Stock Units Stock Options Restricted Stock Awards	Performance stock units are not earned unless specific levels of Company performance are achieved during the relevant performance period; stock options deliver realizable value to executives only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date.

COMPENSATION MIX

The Committee approves the primary components of the executive compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to place significant weight on long-term incentive opportunities. These objectives result in a pay program that aligns pay and performance. The following chart summarizes the target pay mix for the named executive officers for fiscal 2018:

Compensation Component	Mackin	Lee	Holloway	McDermid	Davis
Salary($)	660,000	418,900	346,300	332,100	334,200
Short-Term Incentive (Target)($)	660,000	251,300	173,200	166,000	167,100
Long-Term Incentive (Grant Date Fair Value)($)(1)	1,905,815	549,981	480,008	399,986	399,986
Target Total Direct Compensation($)	3,225,815	1,220,181	999,508	898,086	901,286
% Fixed(2)	20.5	34.3	34.6	37.0	37.1
% Variable(3)	79.5	65.7	65.4	63.0	62.9
% Short-Term Compensation(4)	40.9	54.9	52.0	55.5	55.6
% Long-Term Compensation(5)	59.1	45.1	48.0	44.5	44.4

(1)	Long-term Incentive (Grant Date Fair Value) is based on a grant date closing share price of $21.55 for both restricted stock and performance stock units.
(2)	Salary as a percentage of Target Total Direct Compensation.
(3)	Short-Term Incentive plus Long-Term Incentive as a percentage of Target Total Direct Compensation.
(4)	Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.
(5)	Long-Term Incentive as a percentage of Target Total Direct Compensation.

MARKET ANALYSIS

As part of its decision-making process, the Committee requests and reviews relevant and credible market data regarding executive compensation levels, Company performance, and the relative relationship between executive pay and Company performance. However, the Committee views this data as one of many inputs in its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive’s performance, significant changes in roles and responsibilities, internal pay equity among executives, and retention considerations.

Each year, the Committee reviews and considers an officer compensation study prepared by its independent compensation consultant, additional compensation survey data provided by management, and internal equity information. The executive compensation study is generally completed in the fourth quarter of the year and is used to inform the Committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to 2018 officer compensation was prepared in October 2017 and presented to the Committee in the fourth quarter of 2017. We refer to this study as the “2017 Study.” An updated version of the 2017 Study was considered at the March 2018 Committee meeting. As in prior years, the 2017 Study assessed both the competitiveness of pay levels and the alignment of pay with Company performance.

CRYOLIFE, INC.  |  2019 Proxy Statement

The Company’s 2018 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2017 Study was prepared, of $236 million and median market capitalization as of July 2017, of $846 million. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2017 Study used survey data drawn from four compensation surveys of U.S. companies, including biotech and healthcare companies, with targeted revenues of $200-250 million, in order to approximate the Company’s estimated revenue for 2018. With respect to all named executive officers included in the 2017 Study, the data in the study was an even blend of the 2018 peer group and the survey information. In each case, Willis Towers Watson trended the compensation data forward to January 1, 2018 by a factor of 3.0%. We refer to the blended 2018 peer group and survey compensation data for all named executive officers as the “2018 Peer Group Information.”

The following peer companies were used for the 2017 Study:

Peer Company	FYE Revenue(1) ($)
Analogic Corporation	509
Orthofix International N.V.	410
Accuray Incorporated	399
Natus Medical Incorporated	382
Nxstage Medical, Inc.	366
AngioDynamics, Inc.	352
RTI Surgical, Inc.	273
The Spectranetics Corporation	271
Luminex Corporation	271
MiMedx Group, Inc.	245
Abaxis, Inc.	227
BioTelemetry, Inc.	206
Endologix, Inc.	193
Quidel Corporation	192
Cardiovascular Systems, Inc.	177
AtriCure, Inc.	155
OraSure Technologies, Inc.	123
Cutera, Inc.	118
Repligen Corporation	105
Anika Therapeutics, Inc.	103
Median	236
CryoLife Estimated 2018 Revenues	260

(1)	Latest FYE revenue, in millions, at the time the peer group was developed.

The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife, especially considering CryoLife’s anticipated growth.

The following survey sources were used in the 2017 Study:

•	Willis Towers Watson CDB General Industry Executive Compensation Database;
•	Willis Towers Watson CSR Top Management Compensation Survey;
•	Mercer General Industry Executive Compensation Survey; and,
•	Radford Global Life Sciences Survey.

Both the peer companies and survey sources were recommended by Willis Towers Watson, the Committee’s independent compensation consultant at that time, and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, is similar in size, scope, and complexity and is representative of our pool for executive talent. The Committee also concluded that the companies are (or were at the time) within a reasonable range of CryoLife’s historical, current, and projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. This is done to ensure that the peer group and survey sources continue to reflect the most appropriate reference points for CryoLife.

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2018 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive compensation program are base salary, short-term incentives, and long-term incentives. CryoLife also provides executives with tax-deferred savings opportunities, participation in Company-wide benefits programs, and limited perquisites.

2018 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive compensation program. Based on its review in late 2017 and early 2018, the Committee determined it appropriate to increase named executive officers’ base salaries, on average, by 4% above 2017 levels.

Comparison of 2018 and 2017 Base Salaries
Executive	2018 ($)	2017 ($)	Increase (%)
Mackin	660,000	640,000	3.1
Lee	418,900	402,800	4.0
Holloway	346,300	329,800	5.0
McDermid	332,100	319,300	4.0
Davis	334,200	321,400	4.0

Analysis

The 2017 Study of peer group base salaries found our named executive officer salaries to be within a competitive range of 97-110% of the median of their peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2018 for all officers, ranging from 3% to 5%, with named executive officer raises ranging from 3.1% to 5%. In approving salary increases to named executive officers, the Committee considered current market positioning, both individual and Company performance during 2017, and the Company’s overall salary increase budget for employees.

2018 Short-Term Incentives

The Committee approved the 2018 short-term incentive program (the “2018 Cash Bonus Plan”) in March 2018, with the understanding that in the absence of an agreement between the Company and the executive, the Committee could alter the 2018 Cash Bonus Plan at any time. The 2018 Cash Bonus Plan provides for the same performance measures (adjusted for projected changes in 2018 levels of revenue and adjusted net income) and the same design as the 2017 program, with increased target incentive opportunities from the 2017 program for the CEO and the Senior Vice Presidents. The CEO’s target incentive opportunity increased from 85% of his base salary to 100% of his base salary and the Senior Vice Presidents’ target incentive opportunity increased from 45% of their base salaries to 50% of their base salaries (other than the Senior Vice President, Global Sales and Marketing, whose target incentive opportunity was already 50% of his base salary). The target incentive opportunity for the Executive Vice President, COO, and CFO remained the same from 2017 to 2018 at 60% of his base salary. The increase in opportunity for certain executives reflects the impact of the increased size, scope, and business complexity of the Company following its acquisition of JOTEC AG, and the impact of those increases upon market competitiveness, as well as the Committee’s ongoing assessment of Company performance.

Analysis

The chart below shows the performance metrics set for the 2018 Cash Bonus Plan:

2018 Performance Goals
Performance Measure	Weight (%)	Threshold ($)	Target ($)	Benchmark ($)
Revenue	40	245,961,000	258,906,000	271,851,000
Adjusted Net Income	40	48,925,000	57,559,000	66,193,000
Individual Performance	20	-	-	-

See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted net income performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

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Upon review and consideration, the Committee believed that the performance measures of revenue and adjusted net income used in the 2018 short-term incentive program would motivate management to achieve increases in 2018 revenues and adjusted net income, as well as drive personal performance and provide appropriate retention incentives. As a result, the Committee approved the same revenue and adjusted net income measures (as adjusted for 2018 forecast results) that it used with respect to 2017 for use in the 2018 Cash Bonus Plan, with the increased target payouts as previously discussed.

The Committee believed that 2018 revenue and adjusted net income thresholds and target performance levels were challenging. The 2018 revenue and adjusted net income targets are within the range of 2018 product and service revenue guidance previously publicly announced by CryoLife.

For 2018, the performance measures and weights for the short-term incentive program remained the same as in 2017, with a 100% payout for performance at target levels, a 140% total cap on payout for performance, and the following additional primary features:

•	Revenues:
o	Under Threshold – less than 95% of target performance (0% payout)
o	Threshold – 95% of target performance (60% payout)
o	Benchmark – 105% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

•	Adjusted net income:
o	Under Threshold – less than 85% of target performance (0% payout)
o	Threshold – 85% of target performance (60% payout)
o	Benchmark – 115% of target performance (140% payout)
o	Over Benchmark – prorated consistent with above payouts

•	Individual performance component comprises 20% of the total award opportunity; 0-200% of target payout earned based on performance rating and particular performance factors, with 200% being the maximum that can be earned for this metric.

The performance ranges are generally narrow relative to the payout ranges in order to focus executives on achieving business performance goals in a manner consistent with business plans and communicated guidance.

Analysis – Program Design

In arriving at its decision to approve the 2018 short-term incentive program design, measures, and goals, the Committee took into consideration the following:

•	Its general satisfaction that the core plan design and its pay-for-performance orientation generally supported the Committee’s Compensation Philosophy;

•	Its belief that revenue and adjusted net income are key to incentivizing management to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking by management;

•	The plan’s similarity to the short-term incentive plan designs of peer companies;

•	CryoLife’s 2017 performance, and whether any changes to performance metrics were required to achieve 2018 goals; and,

•	Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging levels.

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executives’ overall “target total cash compensation.” The Committee decided to carry forward for 2018 the design of the 2017 short-term incentive program (with adjusted targets, as discussed below), as it believed that the performance measures of revenue and adjusted net income used in the 2017 program would continue to motivate management to achieve improvements in those metrics. The Committee also believed that these goals would drive the personal performance of the named executive officers and provide appropriate retention incentives.

CRYOLIFE, INC.  |  2019 Proxy Statement

With respect to adjusted net income and revenue, the Committee made no adjustments to exclude items over which it believed that management has insufficient control or could distort the underlying operating performance of the Company.

The Committee discussed management’s recommended 2018 performance targets and payout opportunities with its independent compensation consultant and with management and determined that the recommended continuation of the 2017 program design, with updated targets to reflect the 2018 goals, and increased payout opportunities for most senior executives, were consistent with its desire to ensure that no short-term incentives would be paid unless challenging performance was achieved and then only at levels commensurate with such performance. The Committee believed that the 2018 short-term incentive program target percentages provided each officer warranted increases, in most cases, to maintain market competitiveness and to reflect the recent growth of the Company and the increasing complexity of its business. With these previously discussed increases, the Committee believed the 2018 short-term incentive program was appropriately incentivizing given the senior executive’s position with CryoLife, and that the incentives were appropriately sized based on the 2018 Peer Group Information and the internal pay equity information reviewed by the Committee.

Analysis – Plan Payout

The 2018 short-term incentive payouts in early 2019 through the 2018 Cash Bonus Plan were based on actual financial performance results of CryoLife relative to the pre-determined goals and on the individual performance results of each executive officer with respect to the individual performance component. Individual performance bonuses for each named executive officer (other than that for the CEO) were based on reviews conducted by the CEO of individual performance relative to individual goals. Mr. Mackin’s 2018 individual performance bonus reflected a review of his 2018 performance jointly by the Compensation Committee and Corporate Governance Committee. Having certified the other performance metrics, and considered Mr. Mackin’s individual performance, the Compensation and Corporate Governance Committees approved his bonus payout at the amount below.

The following tables show the performance results for 2018 and the actual amount of short-term incentive paid to each named executive officer:

2018 Annual Incentive Program (Cash Bonus) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Revenue	40	262,841,000	258,906,000	101.5	112.2
Adjusted Net Income	40	52,158,000	57,559,000	90.6	75.0
Individual Performance	20	1 – 5 performance ratings 0% - 200% of target payout based on individual performance of officer

2018 Annual Incentive Program (Cash Bonus) Actual(1) vs. Target Payout
Executive	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	626,040	660,000	94.9
Lee	238,397	251,300	94.9
Holloway	164,228	173,200	94.9
McDermid	157,493	166,000	94.9
Davis	158,509	167,000	94.9

(1)	All of the named executive officers received personal performance bonuses based on their individual performance for 2018 which, along with Company performance bonuses, are included in the numbers above.

These tables demonstrate how the short-term incentive program design effectively aligned performance and compensation, as the Company’s below-target performance with respect to adjusted net income yielded a payout at 75.0% for that portion of the bonus payout.

CRYOLIFE, INC.  |  2019 Proxy Statement

2018 Long-Term Incentives

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the long-term incentive program and determined to continue the design of the 2018 program to have the mix of equity awards be based on an equal allocation of value among stock options, restricted stock, and performance stock units, with approximately one-third of the value being granted allocated to each type of award. This mix is altered for Company officers located outside of the United States to accommodate local tax issues.

The Committee determined that the estimated grant date fair value of the awards to officers in 2018 would be established at new levels reflecting the values in the market analysis contained in the 2017 Study which took into consideration the anticipated (and later realized) growth of the Company, as well as the increase in the complexity of its business following the acquisition of JOTEC AG. To determine the number of options, shares of restricted stock, and target performance shares to be used to deliver such grant date fair value, the Committee directed management to determine the numbers of shares of restricted stock and target performance stock units using the closing share price of the Company’s stock on the date before the date of grant, and to also determine the number of stock options using the estimated fair value of the options as of the same date. Grants were made on the first permissible day following approval. As anticipated, this method results in the grant values approved by the Committee being slightly different from the grant date fair value of the equity granted. In this instance, grant values approved by the Committee were converted to shares using a stock price of $21.70, the closing price on March 9, 2018, the trading date before the grants were made, and the grant date fair value was determined using a stock price of $21.55, the closing price on March 12, 2018, the date the grants were made.

See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to the appropriate figures as reported under U.S. GAAP. For 2018, the performance stock units are subject to a single performance measure, adjusted EBITDA, as further described under Analysis, below.

The following table provides the 2018 equity awards to the named executive officers, as approved by the Committee:

2018 Annual Equity Grant Level
Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)
Mackin	29,284	75,615	29,749
Lee	8,507	21,877	8,507
Holloway	7,425	19,092	7,425
McDermid	6,187	15,910	6,187
Davis	6,187	15,910	6,187

(1)	Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on performance to target adjusted EBITDA. Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results whichever is later (for 2019, this was March 12, 2019 the first available date after the Committee certified the 2018 financial metric results); 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.
(2)	Stock options vest 1/3 per year beginning on the first anniversary of the grant date.
(3)	Restricted stock cliff vests on the third anniversary of the grant date.

Analysis

In approving the 2018 equity award levels, the Committee considered the following factors:

•	Updated market competitiveness analysis by the independent compensation consultant;

•	Increased size, geographic scope, and business complexity of the Company following the acquisition of JOTEC AG;

•	Proposed 2018 long-term incentive grant values made to officers, as well as 2017 personal and Company performance;

CRYOLIFE, INC.  |  2019 Proxy Statement

•	The Committee’s continued desire to have an even mix of value among stock options, restricted stock, and performance stock units;

•	The compensation program’s design, which emphasizes pay for performance and aligns officer performance (and resulting compensation) with stockholder interests;

•	Performance and retention incentives achieved through the use of annual equity grants; and,

•	The availability of shares under CryoLife’s various stockholder-approved equity plans.

The Committee determined vesting schedules in consultation with Willis Towers Watson and believed that such vesting provided the appropriate long-term incentive for executives’ continued employment. Time-based awards vest over a three-year period. For performance share units, the Committee believed that adjusted EBITDA is generally a reasonable proxy for CryoLife’s performance, but allows for adjustments to eliminate items that might provide improper incentives and items over which management has little or no control. The Committee believed that the adjusted EBITDA threshold and target performance levels were challenging. The 2018 adjusted EBITDA calculation methodology was consistent with the methodology used in 2017, and based on management’s expectations, the target performance level was consistent with the range of 2018 earnings per share guidance previously publicly announced by CryoLife. See Appendix A for further details regarding the adjusted EBITDA measure and the reconciliation of that measure to the relevant U.S. GAAP measures.

Analysis – PSUs Earned

In arriving at its decision in March 2019 to certify the Company’s adjusted EBITDA performance with respect to the 2018 performance stock units, the Committee took into consideration the Company’s actual performance results relative to the pre-determined performance goals. The following table presents the target, threshold, and maximum adjusted EBITDA performance levels associated with target, threshold, and maximum award opportunities under the 2018 performance stock unit grants. The table also provides the actual performance level for 2018, as certified by the Committee, together with the associated levels of shares that were earned.

2018 Performance Stock Units

Actual vs. Target/Threshold/Maximum Performance

Performance Measure	Target Performance	Threshold Performance	Maximum Performance	Actual Performance	Performance % of Target (%)	Payout % of Target (%)
Adjusted EBITDA	$62,360,000- $67,565,000-	$ 55,220,000	$ 75,361,000	$ 59,458,000	91.5	80.0

The performance stock units are earned based on two different payout methods, as set forth in the chart below.  First, for performance to target from 85.0% to 103.9%, the performance levels are defined in ranges, and payout is as associated below with a range of performance. Second, for performance to target from 104.0% to 116.0%, performance and payout is assessed on a sliding scale, with the data points listed in the chart representing points along that scale.

EBITDA (100% of shares)
Performance Tier (% of Target)	Payout (% of Target)
<85.0	0
85.0 – 89.9	60
90.0 – 95.9	80
96.0 – 103.9	100
104.0	110
107.0	120
110.0	130
113.0	140
116.0	150

CRYOLIFE, INC.  |  2019 Proxy Statement

Pursuant to the terms of the performance stock award granted in 2018, the total number of performance stock units that are eligible to be earned are determined based on the results of the single performance metric during the 2018 year. Thereafter, the awards will vest based on the officer’s continued service: 50% of the shares earned vested on March 12, 2019 (following certification of the performance metrics), 25% of the shares earned will vest on March 12, 2020, and the remaining 25% of the shares earned will vest on March 12, 2021, assuming the officer continues to be employed by the Company on those dates and the Committee took no action to waive the employment requirement. See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Target Total Direct Compensation

The Committee believed that the blend of stock options, restricted stock, and performance stock units appropriately balanced the performance, stockholder alignment, and retention objectives of CryoLife’s long-term incentive program. The use of multiple award types is a common practice among industry peers, and the Committee believes that the use of performance stock units creates an even stronger alignment between pay and performance. In addition, the annual grant frequency results in more continuous performance and retention strength by reflecting changes in the stock price year over year.

The Committee used a value-based approach to determine the size of 2018 equity grants, as it believed that such an approach more accurately matched the intended value of the equity and intended compensation. The Committee applied vesting schedules for the 2018 equity awards that it believes provided the appropriate long-term incentive to retain officers.

In determining the individual components of the officers’ 2018 compensation (i.e., salary, target short-term incentive, and long-term incentive), the Committee evaluated the resulting target total direct compensation against market benchmarks, as follows below, taking into account the Committee’s desire to have target total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the named executive officers’ 2018 target total direct compensation; the positioning of that compensation relative to the peer group median; and the primary rationale for approving each named executive officer’s compensation at the level shown:

2018 Target Total Direct Compensation Compared to Peer Median
Executive	2018 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	CRY vs. Median (%)	Primary Rationale(3)
Mackin	3,225,815	3,195,000	101	Within a competitive range of the 50th percentile
Lee	1,220,181	1,273,000	96	Within a competitive range of the 50th percentile
Holloway	999,508	851,000	117	Within a competitive range of the 50th percentile
McDermid(4)	898,086	*	*	*
Davis	901,286	869,000	104	Within a competitive range of the 50th percentile

(1)	Equity grant value based on a grant date closing stock price of $21.55 for restricted stock and performance stock units, and a grant date Black-Scholes Option Value of $8.38. Performance stock units are included at target award levels/values.
(2)	Based on data provided by Willis Towers Watson in the 2017 Study.
(3)	Competitive range for CEO, CFO, and SVPs (other than Mr. McDermid) total direct compensation recommended by Willis Towers Watson and agreed to by the Compensation Committee as 80-120% of the peer group 50th percentile.
(4)	Mr. McDermid’s base salary is within a competitive range of the 50th percentile for all SVPs of the peer group, and his incentive opportunities are consistent with other Company SVPs, reflecting the internal view of the significance of his role; however, there is no compensation information for SVP, Human Resource leaders disclosed by our peer group so we are unable to compare his target total direct compensation to the peer median for his position.

CRYOLIFE, INC.  |  2019 Proxy Statement

Equity and Cash Incentive Plan

In May 2015, the stockholders approved certain amendments to the ECIP that were recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2015 amendments included new provisions for cash-based incentive payments that were intended to comply with the requirements to be “qualified performance-based compensation” under Section 162(m). In May 2016, the stockholders approved certain further amendments to the ECIP that were also recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The approved 2016 amendments included establishing a separate, lower cap for awards available for grant to individual non-employee directors and a higher annual cap for awards available for grant to individual employees. In May 2018, the stockholders approved a proposal for authorization of an additional 1.9 million shares for the ECIP, which were registered in February 2019.

2018 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions, and the annual cash bonus for 2018. Because this plan provides for tax-deferred growth of deferred compensation, it is a tool the Company uses to attract and retain officer-level talent.

2018 Perquisites

It is CryoLife’s policy not to provide perquisites to its officers without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the named executive officers are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our named executive officers receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release, and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the named executive officers. In keeping with CryoLife’s practice with respect to all full-time employees, executive officers are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 towards a vacation upon reaching 15 years of service with CryoLife and $10,000 towards a vacation upon reaching 20 years of service with CryoLife.

2019 Long-Term Incentive Performance-Based Equity Grant

On February 28, 2019, the Committee approved a long-term incentive performance-based equity grant (“LTIP”) for executives and certain other members of senior management. The LTIP will be an additional equity vehicle and is not intended to replace already existing compensation programs.

The LTIP has three performance periods, which span a total of five years. Performance for each period is measured against adjusted revenue growth targets, with the payout subject to negative or positive adjustment, by a modifier that is correlated with the Company’s gross margin achievement over the performance period.

The Committee believes the LTIP will serve several purposes, all of which support the Committee’s compensation philosophy as described above on page 24. First, the LTIP is designed to focus management on achieving superior Company revenue and gross margin performance over a five year period, both of which are closely aligned with stockholder value. Second, the LTIP has been awarded to executives and certain members of management who have been identified as key to the accomplishment of important, long-term strategic objectives and goals of the Company. The Committee intends for the LTIP to serve as a long-term retention device for these employees. Because the LTIP has longer performance periods and longer vesting periods than existing equity programs, the Committee believes the LTIP will have an even stronger impact on superior Company performance and on employee retention than do the existing programs. The LTIP is also intended to reward employees should their efforts over the performance period prove successful in driving superior Company performance, as payouts under the LTIP require revenue growth beyond the historical Company average.

The text of the form of grant agreement for the LTIP, which is also the Company’s form of grant agreement for all performance-based equity grants going forward, is attached hereto as Appendix B. More detailed information regarding the LTIP, including precise metric targets and payout amounts for named executive officers will be provided in the Company’s Form DEF 14A (Definitive Proxy Statement) to be filed in advance of the 2020 Annual Meeting of Stockholders.

CRYOLIFE, INC.  |  2019 Proxy Statement

EMPLOYMENT, SEPARATION AND RELEASE, AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

In July 2014 the Board of Directors appointed Mr. Mackin as President and CEO, and CryoLife and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, his rights to compensation and benefits during active employment, and his termination benefits. The Board of Directors determined that it was appropriate to provide Mr. Mackin with an employment agreement due to the Company’s desire to attract and retain high-performing individuals for this role.

The material terms of the Mackin Agreement and his potential termination payments are further described and quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 47.

Employment Agreements with Other Named Executive Officers

CryoLife is not party to employment agreements with Messrs. Lee, McDermid, or Davis or with Ms. Holloway that provide any guarantee of employment and they are at-will employees.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of the named executive officers other than Mr. Mackin (whose change of control arrangements are set forth in the Mackin Agreement). The change of control agreements, which automatically extend absent Company action, generally, provide that the Company will pay a severance payment if the officer is terminated by the Company without cause or terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double-trigger” provision that requires not only a change of control of CryoLife but also an employment action before CryoLife is required to make payments pursuant to the agreements. The Committee approved termination payments under the agreements for executives based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and cash bonus plus healthcare coverage and the Senior Vice Presidents, including Ms. Holloway and Messrs. McDermid and Davis, receiving 1.5 times base salary and cash bonus plus healthcare coverage.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

CryoLife has a standalone Clawback Policy. This clawback allows CryoLife to recover bonus awards that were paid in the 12-month period prior to a significant financial statement restatement. The amounts may be recovered at the discretion of the Committee and subject to applicable laws if the award was made on the basis of CryoLife having met or exceeded specific performance targets for performance periods affected by the restatement. In such an event, the Committee may require participants to repay to CryoLife the difference between the bonus actually received by the participant and the amount of the recalculated bonus, using the restated financial results. Furthermore, Mr. Mackin’s employment agreement contains an additional requirement that he repay any portion of severance payments he has previously received from the Company if he fails to comply with certain post-employment protective covenants.

To the extent not addressed by the provisions above, the Committee continues to consider the appropriate structure for additional clawback provisions, including whether or not the clawback should require executive fault or negligence, should be mandatory, and/or should include performance-based equity. The Committee intends to adopt and disclose an updated policy in compliance with, and to the extent required by, the Dodd–Frank Act, and will do so following the issuance of final guidance by the Securities and Exchange Commission, if not earlier.

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executives that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements for the named executive officers:

CRYOLIFE, INC.  |  2019 Proxy Statement

a.           Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then current base pay at CryoLife. The multiples applicable to such officers are as follows:

i.	Chief Executive Officer & President: 4 times base pay;
ii.	Executive Vice Presidents and Senior Vice Presidents: 2 times base pay; and
iii.	All other Section 16 officers: 1 times base pay.

b.           Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock, or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold, or netted to pay any applicable exercise price and withholding taxes).

c.           Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d.          Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock awards and performance share awards (after performance metric has been certified); or, (5) vested restricted stock units and vested performance share units (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested performance share units whose performance metric requirements were not met.

These guidelines became effective for all currently employed named executive officers on November 17, 2015. As of March 6, 2019, all named executive officers are in compliance with the ownership levels set forth in the guidelines.

Anti-Hedging Policy

All CryoLife employees, including executive officers, are expressly prohibited in the CryoLife, Inc. Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”), which is available for review at http://investors.cryolife.com/corporate-governance/cryolifes-code-conduct from derivative securities or hedging transactions with respect to the Company’s securities. Specifically, executive officers are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities, including but not limited to prepaid variable contracts, equity swaps, collars, and exchange funds. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Furthermore, both short sales, which are the sale of a security that must be borrowed to make delivery, and “selling short against the box,” which is transacting a sale with a delayed delivery, are prohibited with respect to Company securities under the Insider Trading Policy and executive officers may not engage in such transactions.

Equity Grants/Inside Information

The Committee generally adheres to a policy of not granting equity-based compensation awards at times when insiders are in possession of material, non-public information. In all other instances, if the Committee approves the grant of an option or equity award at a time when it is in possession of material, non-public information, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the equity award until a date after the public dissemination of all such material, non-public information.

CRYOLIFE, INC.  |  2019 Proxy Statement

TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

During the 2017 fiscal year, Section 162(m) generally limited to $1 million the compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes with respect to the compensation of each of our “covered employees,” which for 2017 included the chief executive officer, the chief financial officer, and the other 2017 named executive officers. Beginning in 2018, Section 162(m) no longer contained an exception for “performance-based” compensation for arrangements that are not considered “grandfathered.” Therefore, Section 162(m) was not a significant factor in the Committee’s compensation decisions for 2018 although the Committee continues to believe it is appropriate to emphasize performance-based compensation.

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that the executives do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The Committee intends to continue this practice.

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions, and expectations that certain performance targets for management are achievable. These future events may not occur as and when expected, if at all, and, together with the Company's business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Company does not undertake to update its forward-looking statements.

REPORT OF THE COMPENSATION COMMITTEE

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s 2019 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee

DANIEL J. BEVEVINO, CHAIR THOMAS F. ACKERMAN RONALD D. MCCALL

CRYOLIFE, INC.  |  2019 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to each of the named executive officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Ms. Holloway and Messrs. McDermid and Davis, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2018.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2018	660,000	132,000	1,272,140	633,654	494,040	—	39,336	3,231,170
	2017	640,000	108,800	1,014,219	523,193	414,903	—	36,189	2,737,304
	2016	620,000	93,000	870,072	435,606	477,072	—	36,569	2,532,319
D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2018	418,900	50,266	366,652	183,329	188,131	—	54,392	1,261,670
	2017	402,771	72,499	297,019	153,220	184,313	—	24,280	1,134,102
	2016	387,280	69,710	306,092	134,032	238,401	—	20,604	1,156,119
Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer	2018	346,300	34,627	320,017	159,991	129,601	—	41,405	1,031,941
	2017	329,784	59,361	245,674	126,737	113,185	—	18,433	893,174
	2016	314,080	49,468	221,457	95,499	145,005	—	17,490	842,999
James M. McDermid, Senior Vice President, Chief Human Resources Officer(6)	2018	332,100	33,207	266,660	133,326	124,286	—	36,495	926,074
John E. Davis, Senior Vice President, Global Sales and Marketing	2018	334,200	33,421	266,660	133,326	125,088	—	30,674	923,369
	2017	321,360	32,136	235,437	121,454	122,549	—	8,100	841,036
	2016	309,000	46,350	190,751	95,499	158,511	—	5,300	805,411

(1)	Amounts represent the personal performance component of the annual award paid pursuant to the applicable short-term incentive plan for each year shown and the ECIP. All named executive officers were paid out at 100% of the personal performance component of the annual cash bonus program for all fiscal years shown. Amounts include all additional or discretionary cash bonuses paid during the applicable year, if any.
(2)	Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. This amount also reflects the probable earned shares, which we believe will be at target. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2018, for assumptions we used in valuing these awards. Fiscal 2016 numbers include restricted stock awarded on February 22, 2016, to Mr. Lee and Ms. Holloway as a special bonus for work related to the On-X acquisition. If the 2018 performance-based shares were awarded at maximum payouts, it would change the stock awards to the following amounts: for Mr. Mackin $1,587,696; for Mr. Lee $458,315; for Ms. Holloway $400,022; for Mr. McDermid $333,325; and for Mr. Davis $333,325.
(3)	Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 17 of the Notes to Consolidated Financial Statements filed with CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2018, for assumptions we used in valuing the stock option awards.
(4)	The amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan and the ECIP.
(5)	The amounts in this column include matching contributions under the Company’s 401(k) plan, reimbursement of club dues, and disability insurance premiums for named executive officers. Fiscal 2016, 2017, and 2018 amounts also include for Mr. Mackin, an $18,000 auto allowance. Fiscal 2018 amounts also include for named executive officers other than Mr. Mackin, a one-time vacation payout resulting from a policy change eliminating vacation for all named executive officers, other than Mr. Mackin, in the following amounts: for Mr. Lee, $30,982; for Ms. Holloway, $25,368; for Mr. McDermid, $24,562; and for Mr. Davis, $19,158. Notwithstanding this policy change, Mr. Mackin’s employment agreement provides for annual vacation, but does not include a carryover right to the benefit if unused in a given year.

(6)	Mr. McDermid joined the Company as an executive officer in September 2016. His total compensation did not meet the requirements for Mr. McDermid to be a named executive officer in 2016 or 2017.

CRYOLIFE, INC.  |  2019 Proxy Statement

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Market Price on Committee Action	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Benchmark ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Options (#)(3)	Awards ($/Sh)	Date ($/Sh)	Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	3/12/18	396,000	660,000	924,000
	3/12/18							29,749				641,091
	3/12/18								75,615	21.55	21.55	633,654
	3/12/18				17,570	29,284	43,296					631,070
D. Ashley Lee	3/12/18	150,780	251,300	351,820
	3/12/18							8,507				183,326
	3/12/18								21,877	21.55	21.55	183,329
	3/12/18				5,104	8,507	12,761					183,326
Jean F. Holloway	2/21/17	103,920	173,200	242,480
	2/21/17							7,425				160,009
	3/12/18								19,092	21.55	21.55	159,991
	3/12/18				4,455	7,425	11,138					160,009
James M. McDermid	3/12/18	99,600	166,000	232,400
	3/12/18							6,187				133,330
	3/12/18								15,910	21.55	21.55	133,326
	3/12/18				3,712	6,187	9,281					133,330
John E. Davis	3/12/18	100,200	167,000	233,800
	3/12/18							6,187				133,330
	3/12/18								15,910	21.55	21.55	133,326
	3/12/18				3,712	6,187	9,281					133,330

(1)	These columns represent the awards granted under our 2018 short-term incentive program (the cash bonus program) using the metrics of the 2018 Bonus Plan approved by the Committee. Threshold for (i) the revenue component is 95% to goal, which pays out at 60% of target payout; (ii) the adjusted income component is 85% to goal, which pays out at 60% of target payout; and (iii) the personal performance component which has no threshold; it is calculated at 100% to target payout. Benchmark for (i) the revenue component is 105% to goal, which pays out at 140% of target payout; and (ii) the adjusted income component is 115% to goal, which pays out at 140% of target payout.
(2)	These columns represent awards of performance stock units pursuant to the ECIP. In regard to the restricted shares of common stock earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2018 financial metric performance, whichever is later (for the 2018 award, 50% vested on March 12, 2019, the first available grant date following the Committee’s certification), 25% will vest on the second anniversary of the grant date, and 25% will vest on the third anniversary, assuming continuous employment through the vesting date.
(3)	This column represents awards of stock options pursuant to the ECIP. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary of the grant date, assuming continuous employment through the vesting date. The exercise price of $21.55 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, March 12, 2018. The value of the options is based on an option value of $8.38. These options have a seven-year term.

CRYOLIFE, INC.  |  2019 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Awards

Equity awards, including long-term performance awards, granted in fiscal 2018 to our named executive officers were subject to the terms of the ECIP and the equity grant agreements.

Annual Performance-Based Bonus Program

The 2018 bonus program provided for bonuses based on a percentage of participants’ 2018 base salaries, varying among participants, based on three metrics:

•	Revenues
•	Adjusted net income
•	Personal performance

All bonus criteria relate to Company and individual performance for the full 2018 fiscal year. See Compensation Discussion and Analysis beginning on page 22 for further details regarding the 2018 fiscal year plan and results.

Salary and Bonus in Proportion to Target Total Direct Compensation
Executive	% Salary	% Bonus(1)
J. Patrick Mackin	20.5	4.1
D. Ashley Lee	34.3	4.1
Jean F. Holloway	34.6	3.5
James M. McDermid	37.0	3.7
John E. Davis	37.1	3.7

(1)	Consistent with the Summary Compensation table on page 37, the Bonus represents the personal performance component of the annual award paid pursuant to the short-term incentive plan.

CRYOLIFE, INC.  |  2019 Proxy Statement

Outstanding Equity Awards at December 31, 2018(*)

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin	45,734		10.18	9/2/2021
	42,553		11.00	2/19/2022
	39,890	25,659(1)	10.24	2/19/2023
	14,606	44,619(2)	16.30	2/21/2024
		75,615(3)	21.55	3/12/2025
					21,932(4)	622,430
					15,124(5)	429,219
					21,554(6)	611,703
					14,000(7)	397,320
					29,749(8)	844,277
					23,427(9)	664,858
D. Ashley Lee	16,666		6.12	2/15/2020
	16,666		9.97	2/26/2021
	34,042		11.00	2/19/2022
	24,548	12,274(1)	10.24	2/19/2023
	8,555	17,110(2)	16.30	2/21/2024
		21,877(3)	21.55	3/12/2025
					13,072(4)	370,983
					3,662(10)	103,928
					4,653(5)	132,052
					9,111(6)	258,570
					4,099(7)	116,330
					8,507(8)	241,429
					6,806(9)	193,154
Jean F. Holloway	17,307		9.64	9/10/2022
	17,491	8,745(1)	10.24	2/19/2023
	7,077	14,152(2)	16.30	2/21/2024
		19,092(3)	21.55	3/12/2025
					9,314(4)	264,331
					3,316(5)	94,108
					2,930(10)	83,153
					7,536(6)	213,872
					3,391(7)	96,237
					7,425(8)	210,722
					5,940(9)	168,577
James M. McDermid	2,264	1,132(11)	17.24	9/9/2023
	5,897	11,794(2)	16.30	2/21/2024
		15,910(3)	21.55	3/12/2025
					3,396(12)	96,378
					6,280(6)	178,226
					2,826(7)	80,202
					6,187(8)	175,587
					4,950(9)	140,481
John E. Davis		8,745(1)	10.24	2/19/2023
		13,562(2)	16.30	2/21/2024
		15,910(3)	21.55	3/12/2025
					9,314(4)	264,331
					3,316(5)	94,108
					7,222(6)	204,960
					3,249(7)	92,207
					6,187(8)	175,587
					4,950(9)	140,481

*	All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 31, 2018 (the last trading day of 2018) of $28.38.

CRYOLIFE, INC.  |  2019 Proxy Statement

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	2/19/2016	33 1/3% per year	2/19/2017 2/19/2018 2/19/2019	Continued employment through vesting date required
(2)	Service-based stock options	2/21/2017	33 1/3% per year	2/19/2018 2/19/2019 2/19/2020	Continued employment through vesting date required
(3)	Service-based stock options	3/12/2018	33 1/3% per year	3/12/2019 3/12/2020 3/12/2021	Continued employment through vesting date required
(4)	Service-based restricted stock	2/19/2016	100% cliff vesting	2/19/2019	Continued employment through vesting date required
(5)	Performance stock units	2/19/2016	•50% on first anniversary of grant date, following certification of financial performance •25% on second anniversary of grant date •25% on third anniversary of grant date	2/19/2017 2/19/2018 2/19/2019

Number of shares earned based on adjusted EBITDA performance for fiscal 2016, which the Compensation Committee determined in February 2017 to be 150% of the target award. Number of shares shown reflects the total number of shares remaining unvested after the second tranche vested on 2/19/2018.

Continued employment through vesting date required

(6)	Service-based restricted stock	2/21/2017	100% cliff vesting	2/21/2020	Continued employment through vesting date required
(7)	Performance stock units	2/21/2017	•50% on first anniversary of grant date, following certification of financial performance 25% on second anniversary of grant date •25% on third anniversary of grant date	3/5/2018 2/21/2019 2/21/2020

Number of shares earned based on certification of performance metrics for fiscal 2017, which the Compensation Committee determined in March 2018 to be 90% of the target award. Number of shares shown reflects the total number of shares remaining unvested after the first tranche vested on 3/5/2018.

Continued employment through vesting date required

(8)	Service-based restricted stock	3/12/2018	100% cliff vesting	3/12/2021	Continued employment through vesting date required
(9)	Performance stock units	3/12/2018	•50% on first anniversary of grant date, following certification of financial performance •25% on second anniversary of grant date •25% on third anniversary of grant date	3/12/2019 3/12/2020 3/12/2021

Number of shares based on certification of performance metrics for fiscal 2018, which the Compensation Committee determined in February 2019. Number of shares shown reflects the total number of shares earned (80% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2018. The first tranche of earned shares vested on 3/12/2019.

Continued employment through vesting date required

(10)	Service-based restricted stock	2/22/2016	100% cliff vesting	2/22/2019	Continued employment through vesting date required
(11)	Service-based stock options	9/9/2016	33 1/3% per year	9/9/2017 9/9/2018 9/9/2019	Continued employment through vesting date required
(12)	Service-based restricted stock	9/9/2016	100% cliff vesting	9/9/2019	Continued employment through vesting date required

CRYOLIFE, INC.  |  2019 Proxy Statement

Option Exercises and Stock Vested(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	150,000	3,296,610	69,922	1,288,677
D. Ashley Lee	16,666	437,783	25,071	461,235
Jean F. Holloway	7,000	154,590	23,202	555,151
James M. McDermid	N/A	N/A	2,826	54,118
John E. Davis	34,273	571,327.94	16,565	462,735

(1)	This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2018.
(2)	Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise without regard to any proceeds that may have been received upon any sale of the underlying shares.
(3)	Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

NONQUALIFIED DEFERRED COMPENSATION

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries, commissions and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from 0 to 75% for base salary, commissions, and the annual cash bonus for 2017. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments of up to 15 years, or via a combination thereof upon death, disability, or retirement. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times.

CRYOLIFE, INC.  |  2019 Proxy Statement

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer.

Name	Executive Contributions in Fiscal 2018(1) ($)	Company Contributions in Fiscal 2018 ($)	Aggregate Earnings in Fiscal 2018(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2018 ($)	Aggregate Balance at December 31, 2018(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	-	-	-	-	-
D. Ashley Lee	20,944	-	(45,340)	132,759	536,271
Jean F. Holloway	215,978	-	(40,162)	-	621,383
James M. McDermid	16,261	-	(1,847)	-	15,079
John E. Davis	77,343	-	(20,041)	-	232,805

(1)	Contributions to the deferred compensation plan that relate to an executive’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table for fiscal 2018 on page 37.
(2)	A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2018 on page 37.
(3)	Amounts shown include the executive’s contributions, withdrawals, and associated hypothetical gains/losses during 2018, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as named executive officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	-
D. Ashley Lee	693,426
Jean F. Holloway	445,567
James M. McDermid	-
John E. Davis	175,503

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2018
Equity Income Division	7.0
LargeCap S&P 500 Index Division 2, 12	7.9
LargeCap Growth I Division 14, 15	9.8
American Century VP Mid Cap Value Division 1	9.4
Vanguard VIF Mid Cap Index Division 1, 2, 17	10.5
Fidelity VIP MidCap Division 1	10.0
Franklin Small Cap Value VIP Division 1, 4	9.5
Calvert VP Russell 2000 Small Cap Index Division 1, 2	11.2
ClearBridge Variable Small Cap Growth Division	11.5
Real Estate Securities Division 13	11.5
American Funds Insurance Series New World Fund Division	7.7
Principal LifeTime Strategic Income Division 5, 6, 7, 8, 9, 10	3.1
Principal LifeTime 2010 Division 5, 6, 7, 8, 9, 10	3.8
Principal LifeTime 2020 Division 5, 6, 7, 8, 9, 10	5.1
Principal LifeTime 2030 Division 5, 6, 7, 8, 9, 10	6.4
Principal LifeTime 2040 Division 5, 6, 7, 8, 9, 10	7.5
Principal LifeTime 2050 Division 5, 6, 7, 8, 9, 10	8.2
Principal LifeTime 2060 Division	8.5
Fidelity VIP Government Money Market Division	0.2
Delaware High Yield Division	5.2
PIMCO VIT Total Return Division 11	1.4
Dreyfus IP Technology Growth Division 3	9.2
Van Eck VIP Global Hard Assets Division 3, 16	11.4

CRYOLIFE, INC.  |  2019 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executives for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate/Board of Directors objectives set by the Committee.

The Mackin Agreement provides for an initial target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over eighteen months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers, and disclosing our confidential information.

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive’s obligations under the agreement, (v) intentional engagement by the executive in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive of any Company policies or procedures, (vii) willful and continued failure by the executive to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer or (ix) willful conduct by the executive that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him to report to an officer who is junior in seniority to the officer to whom he previously reported, (ii) requiring the executive to be based other than within 25 miles of Company headquarters as of the effective date or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities, or aggregate base salary and cash bonus.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, CryoLife entered into change of control agreements with each of Messrs. Lee, McDermid, and Davis and Ms. Holloway that provide that the Company will pay severance payments if he or she is terminated by the Company without cause or if he or she terminates their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also an adverse employment action.

CRYOLIFE, INC.  |  2019 Proxy Statement

Terms of the Change of Control Agreements

•	The current term of the agreement for each of Messrs. Lee, McDermid, and Davis and Ms. Holloway ends December 31, 2018. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless CryoLife provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

•	The severance payment is an amount equal to 1.5 times (2 times for Mr. Lee) the sum of the executive’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The agreements also provide for 18 months of medical coverage.

•	Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

o	Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife;

o	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock;

o	A majority of the members of CryoLife’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and,

o	Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition.

•	The agreements are not employment agreements and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive’s employment for cause, which means:

•	An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment with CryoLife;

•	Intentional or grossly negligent damage by the executive to CryoLife assets;

•	Intentional or grossly negligent disclosure by the executive of CryoLife’s confidential information contrary to CryoLife policies;

•	Material breach of the executive’s obligations under the agreement or other agreements with CryoLife;

•	Engagement by the executive in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

•	Breach by the executive of any of CryoLife’s policies and procedures;

•	The willful and continued failure by the executive to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and,

•	Willful conduct by the executive that is demonstrably and materially injurious to CryoLife, monetarily or otherwise.

An executive may terminate his or her employment for good reason in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

CRYOLIFE, INC.  |  2019 Proxy Statement

•	The assignment to the executive, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or,

•	Any other action by CryoLife or an acquiring company that results in a material diminution in his or her position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by CryoLife or an acquiring company within 30 days after receipt of notice from the executive.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination in the event of a termination following a change of control, or 30 days following a change of control in the event of a termination occurring within the six-month period preceding the change of control. We will delay payment of the severance payment until six months after the executive’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding and compliance with non-compete obligations.

Agreement Not to Solicit or Compete

Messrs. Lee, McDermid, and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife. Messrs. Lee, McDermid, and Davis agree, and Ms. Holloway agrees, subject to applicable professional and ethical obligations and other legal requirements, not to join a competing business during the term of the agreement and for a period of one year following the termination of employment. CryoLife or an acquiring company is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received, if he or she solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of employment.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables beginning on page 47. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all named executive officers assume that the relevant termination or change of control event occurred on December 31, 2018, the last business day of CryoLife’s 2018 fiscal year.

CRYOLIFE, INC.  |  2019 Proxy Statement

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control(9)
Cash Compensation	494,040(2)	1,775,555(3)	494,040(2)	494,040(2)	494,040(2)	—	2,959,258(4)
Accelerated Stock Option Exercisability	—	—	—	—	—	1,520,902(5)	1,520,902(5)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	34,649(6)	—	34,649(6)	34,649(6)	—	34,649(6)
Spread Value of Vested Options	2,471,975(7)	2,471,975(7)	2,471,975(7)	2,471,975(7)	2,471,975(7)	2,471,975(7)	2,471,975(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	3,736,028(8)	3,736,028(8)
Total	2,966,015	4,282,179	2,966,015	3,000,664	3,000,664	7,728,905	10,722,812

(1)	This table assumes that all termination and change of control events occurred on December 31, 2018. See Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin above at page 44 for a description of the Mackin Agreement.
(2)	Amount shown represents the Company-performance components of the 2018 annual incentive plan, to which Mr. Mackin was entitled on December 31, 2018. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 1.5 times Mr. Mackin’s 2018 annual base salary and his entire cash bonus for 2017, as the 2018 bonus had not been determined or distributed as of December 31, 2018. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death.
(4)	Amount shown is equal to 2.5 times Mr. Mackin’s 2018 annual base salary and the 2017 bonus, as the 2018 bonus had not been determined or distributed as of December 31, 2018. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(5)	The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2018, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2018, of $28.38. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.
(6)	Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Mackin’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2018 ($28.38). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(8)	The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2018 ($28.38), and the 2018 performance stock units are assumed to have been earned at target level.
(9)	Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

CRYOLIFE, INC.  |  2019 Proxy Statement

D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	188,131(2)	188,131(2)	188,131(2)	188,131(2)	188,131(2)	—	1,351,424(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	578,759(4)	578,759(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits		30,376(6)		30,376(6)	30,376(6)		30,376(6)
Spread Value of Vested Options	1,818,101(7)	1,818,101(7)	1,818,101(7)	1,818,101(7)	1,818,101(7)	1,818,101(7)	1,818,101(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,464,720(8)	1,464,720(8)
Total	2,006,232	2,036,608	2,006,232	2,036,608	2,036,608	3,861,580	5,243,380

(1)	This table assumes that all termination and change of control events occurred on December 31, 2018.
(2)	Amount shown represents the Company-performance components of the 2018 annual incentive plan cash bonus, to which Mr. Lee was entitled on December 31, 2018. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 2 times Mr. Lee’s 2018 annual base salary and his entire cash bonus for 2017, as the 2018 bonus had not been determined or distributed as of December 31, 2018. This amount assumes that following a change of control Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2018, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2018, of $28.38. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.
(5)	In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 37, under the column “All Other Compensation” for FY 2018.
(6)	Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Lee’s vested stock options, calculated as the difference between the exercise price of the options and the closing price of our common stock on December 31, 2018 ($28.38). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(8)	The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2018 ($28.38), and the 2018 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC.  |  2019 Proxy Statement

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer (1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	129,601(2)	129,601(2)	129,601(2)	129,601(2)	129,601(2)	—	778,269(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	459,989(4)	459,989(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Spread Value of Vested Options	727,110(6)	727,110(6)	727,110(6)	727,110(6)	727,110(6)	727,110(6)	727,110(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,173,144(7)	1,173,144(7)
Total	856,711	856,711	856,711	856,711	856,711	2,360,243	3,138,512

(1)	This table assumes that all termination events occurred on December 31, 2018.
(2)	Amount shown represents the Company-performance components of the 2018 annual incentive plan, to which Ms. Holloway was entitled on December 31, 2018. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 1.5 times Ms. Holloway’s 2018 annual base salary and her entire cash bonus for 2017, as the 2018 bonus had not been determined or distributed as of December 31, 2018. This amount assumes that following a change of control Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.
(4)	The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2018, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2018, of $28.38. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.
(5)	In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 37, under the column “All Other Compensation” for FY 2018.
(6)	Amount shown represents the spread value of Ms. Holloway’s vested stock options, calculated as the difference between the exercise price of the options and the closing price of our common stock on December 31, 2018 ($28.38). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(7)	The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2018 ($28.38), and the 2018 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC.  |  2019 Proxy Statement

James M. McDermid, Senior Vice President, Chief Human Resources Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	124,286(2)	124,286(2)	124,286(2)	124,286(2)	124,286(2)	—	705,636(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	263,747(4)	263,747(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits		101(6)		101(6)	101(6)		101(6)
Spread Value of Vested Options	96,457(7)	96,457(7)	96,457(7)	96,457(7)	96,457(7)	96,457(7)	96,457(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	705,981(8)	705,981(8)
Total	220,743	220,844	220,743	220,844	220,844	1,066,185	1,771,922

(1)	This table assumes that all termination and change of control events occurred on December 31, 2018.
(2)	Amount shown represents the Company-performance components of the 2018 annual incentive plan cash bonus, to which Mr. McDermid was entitled on December 31, 2018. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 1.5 times Mr. McDermid’s 2018 annual base salary and his entire cash bonus for 2017, as the 2018 bonus had not been determined or distributed as of December 31, 2018. This amount assumes that following a change of control Mr. McDermid terminated his employment for good reason or we terminated his employment without cause. Mr. McDermid would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2018, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2018, of $28.38. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.
(5)	In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 37, under the column “All Other Compensation” for FY 2018.
(6)	Under the terms of Mr. McDermid’s change of control agreement, upon a change of control event, if Mr. McDermid terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. McDermid’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2018 ($28.38). Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.
(8)	The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2018 ($28.38), and the 2018 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC.  |  2019 Proxy Statement

John E. Davis, Senior Vice President, Global Sales and Marketing(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/Preceding a Change of Control
Cash Compensation	125,088(2)	125,088(2)	125,088(2)	125,088(2)	125,088(2)	—	733,328(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	431,129(4)	431,129(4)
Accrued Vacation Pay(5)	—	—	—	—	—	—	—
Medical Benefits		30,376(6)		30,376(6)	30,376(6)		30,376(6)
Spread Value of Vested Options	0(7)	0(7)	0(7)	0(7)	0(7)	0(7)	0(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,006,781(8)	1,006,781(8)
Total	125,088	155,464	125,088	155,464	155,464	1,437,910	2,201,614

(1)	This table assumes that all termination events occurred on December 31, 2018.
(2)	Amount shown represents the Company-performance components of the 2018 annual incentive plan, to which Mr. Davis was entitled on December 31, 2018. No amount is included for the personal performance component of the annual incentive plan.
(3)	Amount shown represents 1.5 times Mr. Davis’s 2017 annual base salary and his entire cash bonus for 2017, as the 2018 bonus had not been determined or distributed as of December 31, 2018. This amount assumes that following a change of control Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.
(4)	The ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2018, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2018, of $28.38. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.
(5)	In early 2018, the Company eliminated vacation for senior executives and all accrued but unused vacation was paid out in cash. This payout is reflected in the Summary Compensation table on page 37, under the column “All Other Compensation” for FY 2018.
(6)	Under the terms of Mr. Davis’s change of control agreement, upon a change of control event, if Mr. Davis terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans.
(7)	Amount shown represents the spread value of Mr. Davis’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2018 ($28.38).
(8)	The ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2018 ($28.38), and the 2018 performance stock units are assumed to have been earned at target level.

CRYOLIFE, INC.  |  2019 Proxy Statement

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. The Committee has determined that our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on us because unacceptable risks that may be encouraged, directly or indirectly, through a compensation method are mitigated through policy or practice, the Company’s training programs, the Company’s internal controls, or external factors such as risk of civil or criminal prosecution, which are made known to employees through training.

Our Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2018, with respect to shares of CryoLife common stock that may be issued under existing equity compensation plans:

Securities Authorized for Issuance Under All Equity Compensation Plans(1)

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs, and RSUs(2)	Weighted Average Exercise Price of Outstanding Options, PSUs, and RSUs(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,772,239	$13.04	1,252,000
Equity compensation plans not approved by stockholders	—	—	—
Total	1,772,239	$13.04	1,252,000

(1)	Plans include the ECIP and the Employee Stock Purchase Plan (“ESPP”). As of December 31, 2018, 958,000 shares remain available for grant in the ECIP and 295,000 shares remain available for grant in the ESPP.
(2)	Amounts in column (a) include 1,333,000 Stock Options, 251,000 Restricted Stock Units (RSUs) and 147,000 Performance Stock Units (PSUs) (shares whose performance period has not concluded are calculated at maximum payout which is 41,000 shares above target). The amounts in column (a) do not include 326,000 Restricted Stock Awards (RSAs) that were unvested and outstanding as of December 31, 2018.
(3)	Amounts in column (b) only reflect outstanding Stock Options.

CRYOLIFE, INC.  |  2019 Proxy Statement

OTHER INFORMATION

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”) and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Mackin.

	PEO ($)	Median Employee (1) ($)
Total Compensation (2)	3,231,170	62,183
PEO to Median Employee Pay Ratio	52.0 : 1

(1)	Median employee was determined using all employees as of December 31, 2018. Wages and salaries were annualized for those employees that were not employed for the full year of 2018. Base salary, commission payments, cash bonus, and equity awards were considered when determining the median employee. All 2018 compensation not paid in US dollars was converted to US dollars using the historic exchange rate made available by the Federal Reserve System of the U.S. as of December 31, 2018. All equity was recorded at grant date fair value.
(2)	Total Compensation includes all components recorded in the Summary Compensation Table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the CryoLife’s executive officers and non-employee directors, as well as persons who beneficially own more than 10% of CryoLife’s stock, file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, non-employee directors, and greater than 10% beneficial owners are required by SEC regulations to furnish CryoLife with copies of all Section 16(a) forms they file.

Based solely on its review of copies of forms received pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons, CryoLife believes that with respect to 2018, it complied with all Section 16(a) filing requirements applicable to its executive officers, non-employee directors, and greater than 10% beneficial owners, with the following exception: a Form 4 filed on May 8, 2018, on behalf of director Ronald D. McCall.

CRYOLIFE, INC.  |  2019 Proxy Statement

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned more than 5% of the outstanding shares of common stock of CryoLife on March 6, 2019, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 6, 2019, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)(14)
J. Patrick Mackin	517,019(1)	1.4
D. Ashley Lee	421,558(2)	1.1
Jean F. Holloway	129,554(3)	*
James M. McDermid	53,353(4)	*
John E. Davis	76,508(5)	*
Thomas F. Ackerman	103,987	*
Daniel J. Bevevino	103,987	*
Marna P. Borgstrom	3,456	*
James W. Bullock	12,904	*
Jeffrey H. Burbank	8,164	*
Ronald D. McCall	153,699	*
Harvey Morgan	81,237	*
Jon W. Salveson	83,987	*
Blackrock, Inc.	5,533,113(6)	15.0
Capital Research Global Investors	2,372,500(7)	6.4
Vanguard Group, Inc.	2,094,027(8)	5.7
Smallcap World Fund, Inc.	1,964,174(9)	5.3
Dimensional Fund Advisors LP	1,930,957(10)	5.2
All current directors and Named Executive Officers as a group (13 persons)(11)	1,635,234(12)	4.4

*	Ownership represents less than 1% of outstanding CryoLife common stock.

(1)	Amount includes 214,163 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 75,251 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 6, 2019. This amount does not include 50,315 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.
(2)	Amount includes 128,599 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 23,526 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 6, 2019. This amount does not include 7,990 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.
(3)	Amount includes 64,060 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 19,913 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 6, 2019. This amount does not include 12,171 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.
(4)	Amount includes 19,362 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 20,364 shares of unvested restricted stock subject to forfeiture that Mr. McDermid holds as of March 6, 2019. This amount does not include 7,388 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.

CRYOLIFE, INC.  |  2019 Proxy Statement

(5)	Amount includes 20,830 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 6, 2019. This amount also includes 18,361 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 6, 2019. This amount does not include 10,873 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.
(6)	Information based on Schedule 13G/A filed on January 24, 2019 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(7)	Information based on Schedule 13G/A filed on February 14, 2019 by Capital Research Global Investors (“Capital Research”). Per this schedule, Capital Research has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Capital Research is Capital Research Global Investors, 333 South Hope Street, Los Angeles, CA 90071. See Footnote number 9.
(8)	Information based on Schedule 13G filed on February 15, 2019 by Vanguard Group, Inc. (“Vanguard”). Per this schedule, Vanguard has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Vanguard is Vanguard Group, Inc., 100 Vanguard Blvd, Malvern, PA 19355.
(9)	Information based on Schedule 13G filed on February 14, 2019 by Smallcap World Fund, Inc. (“Smallcap”). Per this schedule, SmallCap has the shared power to vote, or to direct the vote of, and shared power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Smallcap is Smallcap World Fund, Inc., 6455 Irvine Center Dr., Irvine, CA 92618-4518. Smallcap indicated in its filing that this number might also be indicated in the Filing of Capital Research.
(10)	Information based on Schedule 13G/A filed on February 8, 2019 by Dimensional Fund Advisors LP (“Dimensional”). Per this schedule, Dimensional has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Dimensional is Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(11)	The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.
(12)	Amount includes:

447,014 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 6, 2019;

59,298 shares held of record by the spouses of executive officers and directors;

1,500 shares held of record by the children of an executive officer; and,

189,941 shares of unvested restricted common stock subject to forfeiture that all current directors and Named Executive Officers as a group hold as of March 6, 2019.

This amount does not include 36,967 shares earned under 2017 and 2018 performance stock unit awards that had not vested as of March 6, 2019, and that will not vest within 60 days thereafter.

(14)	37,102,583 outstanding shares of CryoLife common stock, as of the proxy record date.

CRYOLIFE, INC.  |  2019 Proxy Statement

PROPOSAL THREE – APPROVAL OF certain AmendmentS to the amended and restated articles of incorporation of cryolife, inc.

The Amended and Restated Articles of Incorporation of CryoLife, Inc. (the “Articles”) outline the governance of the Company under the applicable corporate statutes in the State of Florida, where the Company is incorporated.

Proposed Amendments

The Board of Directors proposes to amend the Articles to: (1) replace an itemized list of corporate powers with a broader, but more typical and significantly shorter, provision that gives the Company all powers permitted under Florida law; (2) remove language regarding preferred stock, as the Company has no designated preferred stock and does not anticipate issuing any preferred stock in the future; and, (3) correct incorrect statutory citations.

These changes clarify existing Company authority to be what is allowed under Florida law and remove unnecessary language from the Company’s Articles. The changes are not intended in any way to lessen the powers of our stockholders. The text of the Articles as amended by the proposed amendments, formatted to highlight the proposed amendments, is attached hereto as Appendix C, and we urge stockholders to review Appendix C carefully.

If the Company’s stockholders approve the amendments to the Articles, the Company will file the new Amended and Restated Articles of Incorporation of CryoLife, Inc. with the Secretary of State of the State of Florida and will file a Form 8-K with the SEC, noting the amendment.

“Resolved, that CryoLife’s stockholders approve the amendments to the Amended and Restated Articles of Incorporation of CryoLife, Inc.”

Required Vote

The affirmative vote of a majority of the votes cast, either for or against, by the holders of the shares of common stock voting is required to approve this proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AmendmentS to the Amended and Restated Articles of Incorporation of cryolife, inc.

CRYOLIFE, INC.  |  2019 Proxy Statement

PROPOSAL FOUR – RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends the Company’s stockholders ratify the approval of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the fiscal year ending December 31, 2019. Representatives of Ernst & Young are expected to attend the 2019 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. If the stockholders do not ratify the approval of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2019 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2018 and Fiscal 2017

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2018 and 2017, as well as fees for other services rendered during those periods.

	2018(1)	2017
Audit fees(2)	$1,787,141	$1,352,333
Audit-related fees	—	—
Tax fees(3)	$333,827	$646,660
All other fees(4)	—	$521,326
Total	$2,120,968	$2,520,319

(1)	The 2018 fees are not final and include some best estimate accruals.
(2)	Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.
(3)	Includes tax compliance and reporting services, as well as fees related to tax advisory services for the acquisition and integration of JOTEC AG.
(4)	Reflects work related to the due diligence for mergers and acquisitions; including diligence related to the acquisition of JOTEC AG.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

CRYOLIFE, INC.  |  2019 Proxy Statement

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF The approval of ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CRYOLIFE, INC.  |  2019 Proxy Statement

Householding

CryoLife is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method. For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement or you can request householding by notifying your broker, bank, or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2019 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2018. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018, may also be obtained without charge through the SEC's website at www.sec.gov.

In addition, we file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.cryolife.com.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone, or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN Chairman, President and Chief Executive Officer

Date: March 26, 2019

CRYOLIFE, INC.  |  2019 Proxy Statement

APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this Proxy Statement:

•	Adjusted net income
•	Adjusted EBITDA

Although we believe that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of our performance, condition, and liquidity. Therefore these numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto, and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

Adjusted Net Income

As discussed in this Proxy Statement, annual bonuses paid to executives under our short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted net income.” The use of this non-GAAP, adjusted performance measure in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. We disclosed herein the actual 2018 performance results using this non-GAAP measure so that investors may see the extent to which the goals were achieved. We believe disclosing this information is useful because it helps explain how challenging our annual bonus targets are over time.

Adjusted net income for 2018 was calculated as net income and exclusive of:

•	Interest expense and income;
•	Stock compensation expense, other than stock compensation expense related to the bonus plan;
•	Research and development expense, excluding salaries and related expenses;
•	Other income and expense;
•	Income taxes;
•	Grant revenue;
•	Charges related to acquisitions, licenses, business development, or integration costs;
•	Litigation costs; and,
•	Unbudgeted executive severance expenses and onboarding costs.

The table below provides a reconciliation of 2018 adjusted net income to 2018 net income under GAAP:

2018 Adjusted Net Income (in Thousands)

2018 Adjusted Net Income	$52,158
Interest income/expense, net	(15,562)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,810)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(16,250)
Other income, net	(141)
Income tax expense, net	3,551
Grant revenues	—
Charges related to acquisitions, licenses, business development, or integration costs	(8,462)
Amortization	(10,792)
Litigation	(249)
Unbudgeted executive severance expenses and on-boarding costs	(283)
2018 GAAP Net Income	$(2,840)

CRYOLIFE, INC.  |  2019 Proxy Statement

A-1

Adjusted EBITDA

As discussed in this Proxy Statement, the 2018 annual grants of performance stock units to executives are conditioned upon the Company’s achievement of pre-determined levels of adjusted EBITDA. The use of these non-GAAP adjusted performance measures was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income operations and before interest, taxes, depreciation, and amortization, as further adjusted by removing the impact of the following:

•	Stock-based compensation;
•	Research and development expenses (excluding salaries and related expense);
•	Grant revenue;
•	Litigation expense or income;
•	Acquisition, license, and other business development expense;
•	Integration costs (including any litigation costs or income related to assumed litigation);
•	Other income or expense; and,
•	Unbudgeted executive severance expenses and onboarding costs.

The table below provides a reconciliation of 2018 adjusted EBITDA to 2018 net income under GAAP:

2018 Adjusted EBITDA Reconciliation (in Thousands)

2018 Adjusted EBITDA	$59,458
Interest income/expense, net	(15,562)
Income tax expense, net	3,551
Depreciation expense	(7,300)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(6,810)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(16,250)
Amortization	(10,792)
Litigation	(249)
Charges related to acquisitions, licenses, business development, or integration costs	(8,462)
Other income, net	(141)
Unbudgeted executive severance expenses and on-boarding costs	(283)
2018 GAAP Net Income	$(2,840)

CRYOLIFE, INC.  |  2019 Proxy Statement

A-2

APPENDIX B – FORM OF PERFORMANCE SHARE GRANT AGREEMENT

CRYOLIFE, INC.

EQUITY AND CASH INCENTIVE PLAN

PERFORMANCE SHARE AWARD GRANT NOTICE

Pursuant to the terms and conditions of the CryoLife, Inc. Equity and Cash Incentive Plan, as amended from time to time (the “Plan”), CryoLife, Inc. (the “Company”) hereby grants to the individual listed below (“you” or the “Participant”) the number of stock units, which are subject to performance conditions (the “PSUs”), set forth below. This award of PSUs (this “Award”) is subject to the terms and conditions set forth herein and in the Performance Share Award Agreement attached hereto as Exhibit A (together, the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Participant:	_____________________
Date of Grant:	_____________________
Award Type and Description:

Other Stock-Based Awards granted pursuant to Section 3 of the Plan. This Award represents the right to receive shares of Stock in an amount up to ___% of the Target PSUs (defined below), subject to the terms and conditions set forth herein and in the Agreement.

Your right to receive settlement of this Award in an amount ranging from 0% to ___% of the Target PSUs shall vest and become earned and nonforfeitable upon (i) your satisfaction of the continued employment and vesting requirements described below under “Vesting Requirement and Schedule” and (ii) the certification by the Compensation Committee (the “Committee”) of the Company’s Board of Directors of the level of achievement of the Performance Goals (defined below). The portion of the Target PSUs actually earned upon satisfaction of the foregoing requirements is referred to herein as the “Earned PSUs.”

Target Number of PSUs:	_____________________ (the “Target PSUs”).
Performance Periods:	_____________________
Vesting Requirement and Schedule:	Except as expressly provided in Section 3(b) of the Agreement, the PSUs shall become vested in accordance with the schedule set forth in the following table, so long as you, from the Date of Grant through each vesting date set forth below, remain continuously employed by the Company, any of its wholly-owned subsidiaries, or another eligible employer approved by the Committee and satisfy all applicable criteria as determined by the Committee in its sole discretion:

Vesting Date	Portion of PSUs That Become Vested
[DATE]	____%

Earning of PSUs:

Subject to the Agreement, the Plan, and the other terms and conditions set forth herein, the PSUs shall become earned in the manner set forth below. The number of PSUs, if any, that become earned for the applicable Performance Period will be determined in accordance with the following (the “Performance Goals”) and will only be considered earned when such performance is certified by the Committee and should the participant be continuously employed through the vesting date for those PSUs. All Levels of Achievement to Performance Goals shall be calculated according to accounting methods consistently applied.

[general performance metrics and specific performance levels will be determined by the Committee in accordance with the terms of the Plan.]

CRYOLIFE, INC.  |  2019 Proxy Statement

Settlement:	Settlement of the Earned PSUs shall be made solely in shares of Stock, which shall be delivered to you in accordance with Section 6 of the Agreement. Notwithstanding anything herein, at no time will the number of Earned PSUs exceed ____% of the Target Number of PSUs.

By your electronic acceptance and the electronic signature of the Company representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement, including exhibits hereto, all of which are made a part of this document. Should the Plan and this Agreement conflict, the Plan governs; except the Award governs where the Plan and this Agreement conflict as to limitations on vesting for a Change of Control Event. You have reviewed the Plan and this Agreement in their entirety, had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the Plan and the Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and the Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

After reviewing the documents noted above, please accept this Performance Share Award online where indicated on ETrade.com and retain a copy for your files. Please note that your electronic acceptance of this Award is required. The Award will be cancelled if not accepted within 30 days of the Grant Date noted above.

GRANTED BY:

CRYOLIFE, INC.

[NAME]

[TITLE]

GRANTED TO:

[NAME]

[ADDRESS]

CRYOLIFE, INC.  |  2019 Proxy Statement

EXHIBIT A

PERFORMANCE SHARE AWARD AGREEMENT

This Performance Share Award Agreement (together with the Performance Share Award Grant Notice to which this Agreement is attached, the “Agreement”) is made as of the Date of Grant set forth in the Grant Notice by and between CryoLife, Inc., a Florida corporation (the “Company”), and _________ (the “Participant”). Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan, the Grant Notice, or this Performance Share Award Agreement.

1.        Award.  Effective as of the Date of Grant set forth in the Grant Notice above (the “Date of Grant”), the Company hereby grants to the Participant the target number of PSUs set forth in the Grant Notice (the “Target PSUs”) on the terms and conditions set forth in the Grant Notice, the Performance Share Award Agreement and the Plan, which is incorporated herein by reference as a part of this Agreement. In the event of any inconsistency between the Plan and this Agreement the Performance Share Award, the terms of the Plan shall control, except as to treatment upon a Change of Control Event in which the terms of this Agreement control. To the extent earned, each PSU represents the right to receive one share of Stock, subject to the terms and conditions set forth in the Grant Notice, the Performance Share Award Agreement, and the Plan; provided, however, that, depending on the level of performance determined to be attained with respect to the Performance Goal, the number of shares of Stock that may be earned hereunder in respect of this Award may range from ___% to ___% of the Target PSUs. Unless and until the PSUs have become vested in the manner set forth in the Grant Notice, the Participant will have no right to receive any Stock or other payments in respect of the PSUs. Prior to settlement of this Award, the PSUs and this Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.

2.        Vesting of PSUs.  Except as otherwise set forth in Section 3(b), the PSUs shall vest and become Earned PSUs in accordance with the Participant’s satisfaction of the vesting requirements and schedule set forth in the Grant Notice and based on the extent to which the Company has satisfied the Performance Goals set forth in the Grant Notice, which shall be determined by the Committee in its sole discretion following the end of the Performance Period (and any PSUs that do not become Earned PSUs shall be automatically forfeited).  Unless and until the PSUs have vested and become Earned PSUs as described in the preceding sentence, the Participant will have no right to receive any dividends or other distribution with respect to the PSUs.

3.        Effect of Termination of Employment or Service. [EFFECT OF TERMINATION OF EMPLOYMENT WILL BE DETERMINED BY THE COMMITTEE FOR EACH AGREEMENT.]

4.        Settlement of PSUs. As soon as administratively practicable following the date on which the PSUs vest, but in no event later than [DATE] of the calendar year following the vesting date, the Company shall deliver to the Participant (or the Participant’s permitted transferee, if applicable), a number of shares of Stock equal to the number of Earned PSUs; provided, however, that any fractional PSU that becomes earned hereunder shall be rounded down at the time shares of Stock are issued in settlement of such PSU. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, shall be issuable or payable to the Participant pursuant to this Agreement. All shares of Stock, if any, issued hereunder shall be delivered either by delivering one or more certificates for such shares to the Participant or by entering such shares in book-entry form, as determined by the Committee in its sole discretion. The value of shares of Stock shall not bear any interest owing to the passage of time. Neither this Section 4 nor any action taken pursuant to or in accordance with this Agreement shall be construed to create a trust or a funded or secured obligation of any kind.

CRYOLIFE, INC.  |  2019 Proxy Statement

5.        Tax Withholding. Unless and until satisfactory arrangements (as determined by the Committee) have been made by Participant with respect to the payment of federal, state, local, or foreign income, the Company will withhold employment and other taxes which the Committee determines must be withheld (“Tax Related Items”) with respect to the Stock so issuable. The Committee hereby allows Participant, pursuant to such procedures as the Committee may specify from time to time, to satisfy such Tax Related Items, in whole or in part (without limitation) by one or more of the following: (a) paying cash; or (b) electing to have the Company withhold otherwise deliverable shares of Stock having a Fair Market Value, as defined in the Plan, equal to the amount of the Tax Related Items required to be withheld. If the obligation for Tax Related Items is satisfied by withholding a number of shares of Stock as described above, Participant will be deemed to have been issued the full number of shares of Stock subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of the Award. If Participant fails to make satisfactory arrangements for the payment of the Tax Related Items at the time any portion of the Award is scheduled to vest, Participant will permanently forfeit such portion of the Award and no shares of Stock will be issued to Participant pursuant to them.

6.        Non-Transferability.  During the lifetime of the Participant, the PSUs may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the PSUs have been issued, and all restrictions applicable to such shares have lapsed. Neither the PSUs nor any interest or right therein shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

7.        Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of shares of Stock hereunder will be subject to compliance with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No shares of Stock will be issued hereunder if such issuance would constitute a violation of any applicable law or regulation or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, shares of Stock will not be issued hereunder unless: (a) a registration statement under the Securities Act is in effect at the time of such issuance with respect to the shares to be issued or (b) in the opinion of legal counsel to the Company, the shares to be issued are permitted to be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any shares of Stock hereunder will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance of Stock hereunder, the Company may require the Participant to satisfy any requirements that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

8.        Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations, and other requirements of the SEC, any applicable laws or the requirements of any stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

9.        Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Stock that may become deliverable hereunder unless and until the Participant has become the holder of record of such shares of Stock, and no adjustments shall be made for dividends in cash or other property, distributions, or other rights in respect of any such shares of Stock.

10.      Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee, or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate; provided, however, that any review period under such release will not modify the date of settlement with respect to Earned PSUs.

CRYOLIFE, INC.  |  2019 Proxy Statement

11.      No Right to Continued Employment, Service or Awards. Nothing in the adoption of the Plan, nor the award of the PSUs hereunder pursuant to the Grant Notice or the Performance Share Award Agreement, shall confer upon the Participant the right to continued employment by any Eligible Employer, or any other entity, or affect in any way the rights of an Eligible Employer to terminate such employment relationship at any time. The grant of the PSUs is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

12.      Legal and Equitable Remedies. The Participant acknowledges that a violation or attempted breach of any of the Participant's covenants and agreements in this Agreement will cause such damage as will be irreparable, the exact amount of which would be difficult to ascertain and for which there will be no adequate remedy at law, and accordingly, the parties hereto agree that the Company and its Affiliates shall be entitled as a matter of right to an injunction issued by any court of competent jurisdiction, restraining the Participant or the affiliates, partners, or agents of the Participant from such breach or attempted violation of such covenants and agreements, as well as to recover from the Participant any and all costs and expenses sustained or incurred by the Company or any Affiliate in obtaining such an injunction, including, without limitation, reasonable attorneys' fees. The parties to this Agreement agree that no bond or other security shall be required in connection with such injunction. Any exercise by either of the parties to this Agreement of its rights pursuant to this Section 12 shall be cumulative and in addition to any other remedies to which such party may be entitled.

13.      Notices. Any notices or other communications provided for in this Agreement shall be sufficient if in writing. In the case of Participant, such notices or communications shall be effectively delivered if hand delivered to Employee at Employee’s principal place of employment or if sent by registered or certified mail to Employee at the last address Employee has filed with the Company. In the case of the Company, such notices or communications shall be effectively delivered if sent by registered or certified mail to the Company at its principal business address.

14.      Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via the Company’s electronic mail system or by reference to a location on the Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

15.      Agreement to Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

16.      Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties, and agreements between the parties with respect to the PSUs granted hereby; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting, and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan.

17.      Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

CRYOLIFE, INC.  |  2019 Proxy Statement

18.      Clawback. Notwithstanding any provision in the Grant Notice, this Performance Share Award Agreement, or the Plan to the contrary, to the extent required by (a) applicable law, including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, any SEC rule or any applicable securities exchange listing standards and/or (b) any policy that may be adopted or amended by the CryoLife, Inc. Board of Directors from time to time, all shares of Stock issued hereunder shall be subject to forfeiture, repurchase, recoupment and/or cancellation to the extent necessary to comply with such law(s) and/or policy.

19.      Governing Law. This Agreement, THE RIGHTS OF THE PARTIES AND ALL ACTIONS ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION HEREWITH, SHALL BE Governed by and construed in accordance with the laws of the UNITED STATES OF AMERICA AND OF THE State of GeORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF GEORGIA OR OF ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLIcATION OF THE LAWS OF ANY other JURISDICTION OTHER THAN THOSE OF the STATE OF GEORGIA.

20.      Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant's beneficiaries, executors, administrators and the Person(s) to whom the PSUs may be transferred by will or the laws of descent or distribution.

21.      Headings. Headings are for convenience only and are not deemed to be part of this Agreement.

22.      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile or portable document format (.pdf) attachment to electronic mail shall be effective as delivery of a manually executed counterpart of the Agreement.

23.      Section 409A. The PSUs are intended to be exempt from or compliant with Section 409A of the Code and the Treasury regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). If the Participant is deemed to be a “specified employee” within the meaning of Section 409A, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the PSUs or payment of Dividend Equivalents upon his “separation from service” within the meaning of Section 409A, then to the extent necessary to prevent any accelerated or additional tax under Section 409A, such settlement will be delayed until the earlier of: (a) the date that is six months following Employee’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company makes no representations that the payments provided under this Agreement are exempt from or compliant with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A.

CRYOLIFE, INC.  |  2019 Proxy Statement

APPENDIX C – amended and restated articles of incorporation of CryoLife, Inc.

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

CRYOLIFE, INC.

Articles of Restatement

1.       The name of the corporation is CRYOLIFE, INC.

2.       Restated Articles of Incorporation: This Amendment and Restatement of the Articles of Incorporation does ~~not~~ contain an amendment to the Articles requiring shareholder approval. The Board of Directors adopted these Amended and Restated Articles of Incorporation on ~~July 30, 2014~~February 13, 2019.

3.       The text of the Amended and Restated Articles of Incorporation is as follows:

ARTICLE I

NAME

The name of this corporation shall be CRYOLIFE, INC.

ARTICLE II

EXISTENCE OF CORPORATION

This corporation shall have perpetual existence.

ARTICLE III

PURPOSES

The corporation may engage in the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Florida.

ARTICLE IV

GENERAL POWERS

The corporation shall have any and all powers necessary or convenient to carry out its business and affairs under the laws of the State of Florida.~~:~~

~~(a)        To purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use, or otherwise deal in and with real or personal property or any interest therein, wherever situated.~~

~~(b)        To sell, convey, mortgage, pledge, create a security interest in, lease, exchange, transfer, and otherwise dispose of all or part of its property and assets.~~

~~(c)       To lend money to, and use its credit to assist its officers and employees in accordance with Section 607.141, Florida Statutes (2015).~~

~~(d)       To purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district, or municipality or of any instrumentality thereof.~~

CRYOLIFE, INC.  |  2019 Proxy Statement

~~(e)       To make contracts and guarantees and incur liabilities, borrow money at such rates of interest as the corporation may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage or pledge of all or any of its property, franchise, and income.~~

~~(f)       To lend money for its corporate purposes, invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested.~~

~~(g)       To conduct its business, carry on its operations, and have offices and exercise the powers granted by the State of Florida, within or without the state.~~

~~(h)       To elect or appoint officers and agents of the corporation and define their duties and fix their compensation.~~

~~(i)       To make and alter by-laws, not inconsistent with the laws of the State of Florida, for the administration and regulation of the affairs of the corporation.~~

~~(j)       To make donations for the public welfare or for charitable, scientific or educational purposes.~~

~~(k)       To transact any lawful business which the board of directors shall find will be in aid of governmental policy.~~

~~(I)       To pay pensions and establish pension plans, profit sharing plans, stock bonus plans, stock option plans, and other incentive plans for any or all of its directors, officers, and employees and for any or all of the directors, officers, and employees of its subsidiaries.~~

~~(m)       To be a promoter, incorporator, partner, member, associate, or manager of any corporation, partnership, joint venture, trust, or other enterprise.~~

~~(n)        To have and exercise all powers necessary or convenient to affect its purposes.~~

ARTICLE V

CAPITAL STOCK

(a)(1) The number of shares of capital stock authorized to be issued by this corporation shall be Seventy Five Million (75,000,000) shares of common stock, and Five Million shares of preferred stock. The shares may be divided into and issued in series.

(a)(2) Pursuant to Section 607.0~~47~~602 of the Florida Statutes, the Board of Directors is expressly authorized and empowered to divide any or all of the shares of preferred stock into series and, within the limitations set forth in Section 607.0~~47~~602 of the Florida Statutes, to fix and determine the relative rights and preferences of the shares of any series so established. The Board of Directors is expressly authorized to designate each series of preferred stock so as to distinguish the shares thereof from the shares of all other series and classes.

(a)(3) Each share of issued and outstanding common stock shall entitle the holder thereof to one (1) vote on each matter with respect to which shareholders have the right to vote, to fully participate in all shareholder meetings, and to share ratably in the net assets of the corporation upon liquidation and/or dissolution. Each share of issued and outstanding preferred stock shall have such rights to share in the net assets of the corporation upon liquidation and/or dissolution as are determined and fixed by the Board of Directors pursuant to Florida Statutes Section 607.0~~47~~602. All or any part of said capital stock may be paid for in cash, in property or in labor or services at a fair valuation to be fixed by the Board of Directors at a meeting called for such purposes. All stock ~~when issued shall be paid for and~~upon receipt of full payment shall be non-assessable.

(b)       In the election of directors of this corporation, there shall be no cumulative voting of the stock entitled to vote at such election.

~~(c)       There shall be a series of Preferred Stock, par value $.01 per share, of the Corporation with the following designated number of shares, relative rights, preferences, and limitations thereof:~~

~~(1)       Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock" (the “Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be two million (2,000,000) shares of the five million (5,000,000) authorized preferred shares. The two million (2,000,000) Series A Preferred Stock shares shall be reserved for issuance in connection with the exercise of certain rights granted pursuant to a First Amended and Restated Rights Agreement, amended effective as of November 23, 2005, by and between the Corporation and American Stock Transfer & Trust Company, as Rights Agent thereunder. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.~~

CRYOLIFE, INC.  |  2019 Proxy Statement

~~(2)       Dividends and Distributions.~~

~~(A)       Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 10 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the issuance of Series A Preferred Stock declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.~~

~~(B)       The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.~~

~~(C)       Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.~~

~~(3)       Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:~~

~~(A)       Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after issuance of Series A Preferred Stock declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.~~

CRYOLIFE, INC.  |  2019 Proxy Statement

~~(B)       Except as otherwise provided herein, in any other document or filing creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.~~

~~(C)       Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.~~

~~(4)       Certain Restrictions.~~

~~(A)       Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in subparagraph 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:~~

~~(i)       declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;~~

~~(ii)       declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;~~

~~(iii)       redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or~~

~~(iv)       redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.~~

~~(B)       The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this subparagraph 4, purchase or otherwise acquire such shares at such time and in such manner.~~

~~(5)       Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other document or filing creating a series of Preferred Stock or any similar stock or as otherwise required by law.~~

CRYOLIFE, INC.  |  2019 Proxy Statement

~~(6)       Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the issuance of Series A Preferred Stock declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.~~

~~(7)       Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event both this subparagraph 7 and subparagraph 2 appear to apply to a transaction, this subparagraph 7 will control.~~

~~(8)       No Redemption: No Sinking Fund. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock. The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.~~

~~(9)       Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences, and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.~~

~~(10)       Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-hundredth of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-hundredth of a share or any integral multiple thereof or (2) to issue depository receipt evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.~~

CRYOLIFE, INC.  |  2019 Proxy Statement

~~(11)       Amendment. These Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.~~

ARTICLE VI

AMENDMENT OF ARTICLES OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are subject to this reservation.

ARTICLE VII

INDEMNIFICATION

If in the judgment of the majority of the entire Board of Directors (excluding from such majority ~~any~~the director under consideration for indemnification), the criteria set forth in Section 607.0~~14~~850(1) and (2), as applicable, Florida Statutes, have been met, then the corporation shall indemnify any officer or director, or former officer or director, his personal representatives, devisees or heirs, in the manner and to the ~~extent contemplated by the said Section 607.014(1) and (2)~~ fullest extent permitted by law.

ARTICLES VIII

SHAREHOLDERS PROHIBITED FROM TAKING

ACTION WITHOUT A MEETING

The shareholders may not take action by written consent. Any and all action by a shareholder is required to be taken at the annual shareholders meeting or at a special shareholders meeting. This provision applies to common stock and all classes of preferred stock.

ARTICLE IX

SPECIAL MEETINGS OF SHAREHOLDERS

Special meetings of the shareholders for any purpose may be called at the request in writing of shareholders owning not less than 50% of all votes entitled to be cast on any issue proposed to be considered at the proposed meeting by delivering one or more written demands for the meeting which are signed, dated and delivered to the Secretary of the Company and describing the purposes for which the meeting is to be held.

4.       These Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all previous amendments thereto.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation have been executed as of the ~~27th~~  _  day of May , 201~~6~~9.

J. Patrick Mackin

Chairman of the Board, President,

and Chief Executive Officer

CRYOLIFE, INC.  |  2019 Proxy Statement

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 15, 2019

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY, and KAREN K. DABBS, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of CRYOLIFE, INC. to be held on May 15, 2019, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated March 26, 2019, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

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